Exhibit 10.1

SEPARATION AGREEMENT

THIS SEPARATION AGREEMENT is made by and between VR HOLDINGS, INC., a Delaware corporation (“VR Holdings”), LITIGATION DYNAMICS, INC. a Texas corporation (“LDI”), J. MICHAEL MOORE (“Moore”), ZANE RUSSELL (“Russell”), CAPNET SECURITIES CORPORATION, a Texas corporation (“CapNet”), JOHN E. BAKER (“Baker”), DEOHGE CORP., a Maryland corporation (“Deohge”), PAMELA LAPIDES (“Lapides”), THE CANCER FOUNDATION, INC., a Maryland corporation (“The Cancer Foundation”), JOHN FOSTER WOODS, (“Woods”), and BARRY L. DAHNE (“Dahne”), each of whom is sometimes referred to herein individually as a “Party,” and collectively as the “Parties.”  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in Paragraph 1, below.  The Parties hereby agree as follows:

WHEREAS, LDI is a wholly-owned subsidiary of VR Holdings; and

WHEREAS, LDI merged (the “Merger”) with and into VRH Merger Sub, Inc., a Texas corporation, a wholly-owned subsidiary of VR Holdings, pursuant to a Plan and Agreement of Triangular Merger dated November 21, 2011 (the “Plan of Merger”); and

WHEREAS, the Merger closed on January 20, 2012; and

WHEREAS, as a result of the Merger, VRH Merger Sub, Inc. changed its corporate name to “Litigation Dynamics, Inc.”; and

WHEREAS, on October 24, 2011, VR Holdings and CapNet executed a Letter Agreement (the “CapNet Financing Agreement”), whereby CapNet was to attempt to raise the necessary financing for the legal and accounting advisory fees for the completion of the Merger and the subsequent reporting requirements for VR Holdings as required by the Securities Exchange Act of 1934, as amended (“Exchange Act”), as well as the funding of VR Holdings’ litigation expenses and ongoing expenses, as needed; and

WHEREAS, as a result of the Merger, Moore and Russell were both elected as directors of VR Holdings; and

WHEREAS, as a result of the Merger, Baker was elected as a director of LDI; and

WHEREAS, the Board of Directors of VR Holdings has determined that it would be appropriate and in the best interests of VR Holdings and its stockholders for VR Holdings to separate the LDI Business from the VR Holdings Business (the “Sepration”); and

WHEREAS, in furtherance thereof, the Board of Directors of VR Holdings has determined that, following the Separation, it would be appropriate and in the best interests of VR Holdings and its stockholders for VR Holdings to distribute (the “Distribution”) on the basis identifed in this Agreement to the holders of outstanding shares of common stock of VR Holdings, $0.000001 par value per share (the “VR Holdings Common Stock”) all of the outstanding shares of common stock, par value $0.01 per share, of LDI (the “LDI Common Stock”) owned by VR Holdings as of the Distribution Date immediately before the Distribution Time; and

WHEREAS, for U.S. federal income tax purposes, (i) certain transactions to be effected in connection with the Separation are intended to qualify as reorganizations under Sections 355 and/or 368 or as complete liquidations under Section 332(a) of the U.S. Internal Revenue Code of 1986 (the “Code”) and (ii) the Distribution is intended to qualify as a transaction under Section 355 of the Code; and

WHEREAS, the Parties intend in this Agreement, including the Attachments, Schedules, and Exhibits hereto, to set forth the principal arrangements between them regarding the Separation and the Distribution;

NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the Parties agree as follows:

1.

Definitions.  As used in this Agreement, the following terms shall have the meanings:

“Action” means any demand, claim, action, suit, countersuit, arbitration, litigation, inquiry, proceeding or investigation by or before any Governmental Authority or any arbitration or mediation tribunal or authority.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person.  For this purpose “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Ancillary Agreements” has the meaning set forth in Paragraph 2(e).

“Asset” means all rights, properties or assets, whether real, personal or mixed, tangible or intangible, of any kind, nature and description, whether accrued, contingent or otherwise, and wheresoever situated and whether or not carried or reflected, or required to be carried or reflected, on the books of any Person.

“Distribution” has the meaning set forth in the recitals to this Agreement.

“Distribution Agent” means Island Stock Transfer.

“Distribution Date” means the date on which the Distribution occurs, such date to be determined by, or under the authority of, the Board of Directors of VR Holdings in its sole and absolute discretion.

“Distribution Multiple” means 100 for one, the number determined by the VR Holdings Board of Directors in its sole discretion at the time of its approval of the Distribution as the number of shares of the LDI Common Stock to be distributed in respect of each share of the VR Holdings Common Stock, which number will be multiplied by the number of shares of the VR Holdings Common Stock outstanding on the Record Date to determine the number of shares of the LDI Common Stock to be issued and outstanding immediately before the Distribution Time.

“Distribution Time” means the time at which the Distribution is effective on the Distribution Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Authority” shall mean any U.S. federal, state, local or non-U.S. court, government, department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority.

“Indebtedness” of any specified Person means (a) all obligations of such specified Person for borrowed money or arising out of any extension of credit to or for the account of such specified Person (including reimbursement or payment obligations with respect to surety bonds, letters of credit, bankers’ acceptances and similar instruments), (b) all obligations of such specified Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such specified Person upon which interest charges are customarily paid, (d) all obligations of such specified Person under conditional sale or other title retention agreements relating to Assets purchased by such specified Person, (e) all obligations of such specified Person issued or assumed as the deferred purchase price of property or services, (f) all liabilities secured by (or for which any Person to which any such liability is owed has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge or other encumbrance on property owned or acquired by such specified Person (or upon any revenues, income or profits of such specified Person therefrom), whether or not the obligations secured thereby have been assumed by the specified Person or otherwise become liabilities of the specified Person, (g) all capital lease obligations of such specified Person, (h) all securities or other similar instruments convertible or exchangeable into any of the foregoing, but excluding daily cash overdrafts associated with routine cash operations, and (i) any liability of others of a type described in any of the preceding clauses (a) through (g) in respect of which the specified Person has incurred, assumed or acquired a liability by means of a guaranty.

“Information Statement” means the information statement and any related documentation prpeared pursuant to Schedule 14C of the Exchange Act to be provided to the holders of the shares of the VR Holdings Common Stock in connection with the Distribution, including any amendments or supplements thereto.

“Law” means any law, statute, ordinance, code, rule, regulation, order, writ, proclamation, judgment, injunction or decree of any Governmental Authority.

“LDI Business” means the business and operations conducted by LDI as of the Distribution Date, as such business and operations are described in the Information Statement.

“LDI Common Stock” has the meaning set forth in the recitals to this Agreement.

“LDI Parties” means LDI, Moore, Russell, and CapNet.

“Liabilities” shall mean any and all Indebtedness, liabilities and obligations, whether accrued, fixed or contingent, mature or inchoate, known or unknown, reflected on a balance sheet or otherwise, including those arising under any Law, Action, or any judgment of any court of any kind or any award of any arbitrator of any kind, and those arising under any contract.

“Party” has the meaning set forth in the preamble to this Agreement.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a union, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

“Record Date” means the close of business on the date to be determined by the Board of Directors of VR Holdings as the record date for determining stockholders of VR Holdings entitled to receive shares of the LDI Common Stock on the Distribution Date pursuant to Paragraph 3(a) of this Agreement.

“Registration Statement” means the registration statement of LDI on Form S-1 promulgated by the SEC with respect to the registration under the Securities Act of the shares of the LDI Common Stock to de distributed hereunder, including any amendments or supplements thereto.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Separation” means:

(a)

The assumption by LDI of any LDI Liabilities that were incurred by, or as to which there exists any obligation of VR Holdings; and

(b)

The assumption by VR Holdings of any VR Holdings Liabilities that were incurred by, or as to which there exists any obligation of LDI.

(c)

The issuance by LDI to VR Holdings of a number of shares of the LDI Common Stock such that the number of shares of the LDI Common Stock issued and outstanding immediately before the Distribution Time will equal the product of (i) the Distribution Multiple, and (ii) the number of shares of the VR Holdings Common Stock outstanding as of the Record Date, which shares of the LDI Common Stock owned by VR Holdings will constitute all of the issued and outstanding shares of the LDI Common Stock.

The transactions contemplated by the Separation will be accomplished in part as provided herein.

“VR Holdings Business” means any business of VR Holdings other than the LDI Business.

“VR Holdings Common Stock” has the meaning set forth in the recitals to this Agreement.

“VR Holdings Liabilities” means all Liabilities of VR Holdings, whether arising prior to, on or after the Distribution Date, other than the LDI Liabilities.  For the avoidance of doubt, the designation in this Agreement of Liabilities as LDI Liabilities or VR Holdings Liabilities is only for purposes of allocating responsibility for such Liabilities as between the Parties and shall not affect any obligations to, or give rise to any rights of, any third Parties.

“VR Holdings Parties” means VR Holdings, Baker, Deohge, Lapides, The Cancer Foundation, Woods, and Dahne.

2.

The Separation.

(a)

Subject to the satisfaction or waiver in accordance with the provisions of Paragraph 3(c), each of VR Holdings and LDI will use commercially reasonable efforts to take, or cause to be taken, any actions, including the assumption of Liabilities, necessary to effect the Separation on or prior to the Distribution Date.  As of and after the Distribution Time, LDI shall, as between VR Holdings, assume and be responsible for all LDI Liabilities, regardless of when or where such LDI Liabilities arose or arise, or whether the facts on which they are based occurred prior to or subsequent to the date hereof, regardless of where or against whom such LDI Liabilities are asserted or determined or whether asserted or determined prior to, at or after the date hereof, and regardless of whether arising from or alleged to arise from negligence, recklessness, violation of statute or Law, fraud or misrepresentation, breach of contract or other theory, by any member of VR Holdings or LDI or any of their respective directors, officers, employees, agents, or Affiliates.  As of and after the Distribution Time, VR Holdings shall, as between VR Holdings and LDI, assume and be responsible for all VR Holdings Liabilities, regardless of when or where such VR Holdings Liabilities arose or arise, or whether the facts on which they are based occurred prior to or subsequent to the date hereof, regardless of where or against whom such VR Holdings Liabilities are asserted or determined or whether asserted or determined prior to, at or after the date hereof, and regardless of whether arising from or alleged to arise from negligence, recklessness, violation of statute or Law, fraud or misrepresentation, breach of contract or other theory, by any member of VR Holdings or LDI or any of their respective directors, officers, employees, agents, or Affiliates.  Assumption Agreements for each of VR Holdings and LDI are attached hereto in Attachment 2(a)(i) and Attachment 2(a)(ii).

(b)

Charter and Bylaws.  Effective as of the Distribution Time, the Restated Certificate of Incorporation and the Amended and Restated Bylaws of LDI shall be substantially in the forms of Schedule 2(b)(i) and Schedule 2(b)(ii), respectively, with such changes therein as may be agreed to in writing by VR Holdings.

(c)

Instruments of Assumption.  VR Holdings and LDI agree that to the extent necessary, the assumption of the Liabilities contemplated pursuant to this Agreement shall be effected by delivery by the transferee to the transferor of such good and sufficient instruments of assumption, in form and substance reasonably satisfactory to VR Holdings and LDI, as shall be necessary for the assumption by the transferee of such Liabilities.  Each Party also agrees to deliver to the other Party such other documents, instruments and writings as may be reasonably requested by the other Party in connection with the transactions contemplated hereby.

(d)

No Representations or Warranties.  Except as expressly set forth in this Agreement or in an Ancillary Agreement, LDI and VR Holdings understand and agree that no member of the VR Holdings Parties is making any representation or warranty of any kind whatsoever, express or implied, to LDI or any member of the LDI Parties in any way as to the LDI Business, or the LDI Liabilities; and, no member of the LDI Parties is making any representation or warranty of any kind whatsoever, express or implied, to VR Holdings or any member of the VR Holdings Parties in any way as to the VR Holdings Business, or the VR Holdings Liabilities.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING (x) THE TRANSFERS, LICENSES AND ASSUMPTIONS REFERRED TO IN THIS PARAGRAPH (INCLUDING PRIOR TRANSFERS) HAVE BEEN, OR WILL BE, MADE WITHOUT ANY REPRESENTATION OR WARRANTY OF ANY NATURE, EXPRESS OR IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, RELATING TO (A) THE VALUE OR FREEDOM FROM ENCUMBRANCE OF, ANY ASSETS, (B) THE CONDITION OR SUFFICIENCY OF ANY ASSETS (INCLUDING ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, MARKETABILITY, TITLE, VALUE, FREEDOM FROM ENCUMBRANCE OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR THE PRESENCE OR ABSENCE OF ANY HAZARDOUS MATERIALS IN OR ON, OR DISPOSED OR DISCHARGED FROM, SUCH ASSETS), (C) THE NON-INFRINGEMENT OF ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY, (D) ANY OTHER MATTER CONCERNING ANY ASSETS, OR (E) AS TO THE LEGAL

SUFFICIENCY TO CONVEY TITLE TO ANY ASSETS, and (y) the instruments of transfer or assumption referred to in this Paragraph shall not include any representations and warranties other than as specifically provided herein.  To the extent that the instruments of assumption with respect to any Prior Transfers are inconsistent with this paragraph, LDI and VR Holdings agree that the inconsistent provisions of such instruments are hereby amended and superseded by the provisions of this paragraph.

(e)

Ancillary Agreements.  Prior to the Distribution Time, VR Holdings and LDI shall execute and deliver or cause to be delivered the agreements designated as follows:

(i)

The Assumption Agreement for LDI;

(ii)

The Assumption Agreement for VR Holdings;

(iii)

The Distribution Agreement;

(iv)

The Assumption and Novation Agreement;

(v)

The ILS Resale Agreement;

(vi)

The Resignation of J. Michael Moore;

(vii)

The Resignation of Zane Russell:

(viii)

The Resignation John E. Baker; and

(ix)

Such other written agreements, documents or instruments as the Parties may agree are necessary or desirable and which specifically state that they are Ancillary Agreements within the meaning of this Agreement (collectively, the “Ancillary Agreements”).

(f)

Transfers Not Effected Prior to the Distribution Time.  To the extent that any transfers contemplated by this Agreement shall not have been consummated as of the Distribution Time, the Parties shall cooperate to effect such transfers as promptly following the Distribution Time as shall be practicable.  Nothing herein shall be deemed to require the assumption of any Liabilities that by their terms or operation of Law cannot be assumed; provided, that LDI and VR Holdings shall cooperate and use their respective commercially reasonable efforts to obtain any necessary consents or approvals for the assumption of all Liabilities contemplated to be assumed pursuant to this Agreement.  In the event that any such assumption of Liabilities has not been consummated effective as of the Distribution Time (or such earlier time as any such Liability may have been assumed), the Party retaining such Liability shall retain such Liability for the account of the Party by whom such Liability is to be assumed pursuant hereto, and take such other action as may be reasonably requested by the Party by whom such Liability is to be assumed, in order to place such Party, insofar as reasonably possible, in the same position as would have existed had such Liability been assumed as contemplated hereby.  As and when any such Liability can be assumed, such assumption shall be effected forthwith, without the payment of any further consideration therefor.  Subject to the foregoing, the Parties agree that, as of the Distribution Time (or such earlier time as any such Liability may been assumed), each Party shall be deemed to assumed in accordance with the terms of this Agreement all of the Liabilities, and all duties, obligations and responsibilities incident thereto, which such Party is entitled to acquire or required to assume pursuant to the terms of this Agreement.

3.

The Distribution.

(a)

Delivery to Distribution Agent.  Subject to Paragraph 3(c), on or prior to the Distribution Date, VR Holdings will authorize Island Stock Transfer, as distribution agent (the “Distribution Agent”), for the benefit of holders of record of the VR Holdings Common Stock at the close of business on the Record Date (the “Record Holders”) to effect the book-entry transfer of all outstanding shares of the LDI Common Stock and will order the Distribution Agent to effect the Distribution at the Distribution Time in the manner set forth in Paragraph 3(b).

(b)

Mechanics of the Distribution.

(i)

On the Distribution Date, VR Holdings will direct the Distribution Agent to distribute, effective as of the Distribution Time, to each Record Holder a number of shares of the LDI Common Stock equal to the number of shares of the VR Holdings Common Stock held by such Record Holder multiplied by the Distribution Multiple, except that the Distribution Agent will not issue any fractional shares of the LDI Common Stock and will distribute cash in lieu of fractional shares as provided in Paragraph 3(b)(ii).  All such shares of the LDI Common Stock to be so distributed shall be distributed as uncertificated shares registered in book-entry form through the direct registration system.  No certificates therefor shall be distributed.  VR Holdings shall cause the Distribution Agent to deliver an account statement to each holder of the LDI Common Stock reflecting such holder’s ownership thereof.  All of the shares of the LDI Common Stock distributed in the Distribution will be validly issued, fully paid and non-assessable.

(ii)

VR Holdings will direct the Distribution Agent to determine, as soon as is practicable after the Distribution Date, the number of fractional shares, if any, of the LDI Common Stock allocable to each Record Holder entitled to receive the LDI Common Stock in the Distribution and to promptly aggregate all the fractional shares and sell the whole shares obtained thereby, in open market transactions or otherwise, at then-prevailing trading prices, and to cause to be distributed to each Record Holder, in lieu of any fractional share, each Record Holder’s ratable share of the proceeds of the sale, after making appropriate deductions of the amounts required to be withheld for federal income tax purposes and after deducting an amount equal to all brokerage charges, commissions and transfer taxes attributed to the sale.

(iii)

Any of shares of the LDI Common Stock or cash in lieu of fractional shares with respect to the shares of the LDI Common Stock that remains unclaimed by any Record Holder on the first anniversary of the Distribution Date will be delivered to LDI.  LDI will hold the shares of the LDI Common Stock or cash for the account of the Record Holder and any Record Holder will look only to LDI for the shares of the LDI Common Stock or cash, if any, in lieu of fractional shares, subject in each case to applicable escheat or other abandoned property Laws.

(iv)

LDI shall mail or cause to be mailed to the Record Holders, on or prior to the Distribution Date, the Information Statement.

(c)

Conditions Precedent to Consummation of the Separation and the Distribution.  Neither the Separation, the Distribution nor the related transactions set forth in this Agreement will become effective unless the following conditions have been satisfied or waived by VR Holdings, in its sole and absolute discretion, at or before the Distribution Time:

(i)

The Separation and the Distribution will not violate or result in a breach of any Law or any material agreement;

(ii)

The Registration Statement will have become effective, and no stop order suspending the effectiveness of the Registration Statement shall be in effect or, to the knowledge of either VR Holdings or LDI, threatened by the SEC;

(iii)

The actions and filings necessary or appropriate under applicable federal or state securities Laws and state blue sky Laws in connection with the Distribution will have been taken;

(iv)

The Ancillary Agreements will have been executed and delivered by each of the Parties thereto and no Party to any of the Ancillary Agreements will be in material breach of any Ancillary Agreement;

(v)

All Consents required to be received or made before the Distribution may take place will have been received or made and be in full force and effect, and this Agreement and the Ancillary Agreements will not have been terminated and will not violate, conflict with or result in a breach (with or without the passage of time) of any Law or any material agreements of VR Holdings;

(vi)

No preliminary or permanent injunction or other order, decree, or ruling issued by a Governmental Authority, and no statute (as interpreted through orders or rules of any Governmental Authority duly authorized to effectuate the statute), rule, regulation or executive order promulgated or enacted by any Governmental Authority will be in effect preventing, or materially limiting the benefits of, the Separation or the Distribution;

(vii)

VR Holdings will have received an opinion from the counsel for LDI, dated the Distribution Date, in form and substance acceptable to VR Holdings substantially to the effect that, for U.S. federal income tax purposes, (A) certain transactions to be effected in connection with the Separation qualify as reorganizations under Sections 355 and/or 368 of the Code or as complete liquidations under Section 332(a) of the Code, and (ii) the Distribution and such transactions will qualify for tax-free treatment to VR Holdings and to LDI, to the extent permissible; and

(viii)

Each of the conditions set forth in this Paragraph 3(c) is for the benefit of VR Holdings, and VR Holdings may, in its sole and absolute discretion, determine whether to waive any condition, in whole or in part.  Any determination made by VR Holdings concerning the satisfaction or waiver of any or all of the conditions in this Paragraph 3(c) will be conclusive and binding on the Parties.

4.

Consideration.  As consideration for the Separation, the Parties agree as follows:

(a)

VR Holdings Inc. will receive $30,000.00 from LDI, to be paid as follows: $20,000.00 upon the execution of this Agreement and the confirmation of the notification described in Paragraph 4(b), below, and $10,000.00 no later than October 6, 2012.  The payments due to VR Holdings by LDI hereunder shall be sent by wire transfer in immediately available funds to the bank account of VR Holdings, as follows:

Severn Savings Bank

200 Westgate Circle, Suite 100

Annapolis, MD 21401

Telephone (410) 260-2000

Account Number 0044070640

Routing Number 25507144

(b)

Upon the execution of this Agreement, VR Holdings will notify the Distribution Agent to issue 10,250,000 shares of the VR Holdings Common Stock, as follows:

Name	Number of Shares
P.J. Burns	636,678
Braden Interests	750,000
Michael Jud	750,000
Charles Jud	650,000
Robert Embry	1,250,000
Paul Slater	175,000
Bruce Hanshaw	250,000
Michael Burke	250,000
John Kenner	400,000
Micro Capital Venture Partners, LLC	1,500,000
Tanglewood Family Limited Partnership	200,000
Kim Webb	100,000
Ed Poe	100,000
Mark Kelly	500,000
Bill Durbin	200,000
Elizabeth Arney	200,000
Aidan Arney	100,000
Tim Weithman	100,000
Jeff Chernick	200,000
R. Gentry Mathews	20,000
Natalie Heaggans Andrews	40,000
Richard Lockridge	40,000
Tysha Dill	20,000
Joyce Gorham – Worsley	20,000
John W and Karen Felchak JTWROS	25,000
Pine Springs Capital, LLC	1,773,322
Total	10,250,000

7

Each recipient of the shares of the VR Holdings Common Stock described in this Paragraph shall execute the Distribution Agreement described in Attachment 4(b) attached hereto.

(c)

LDI will arrange and pay for all filings to be made by LDI with the SEC in connection with the Separation and Distribution, including, but not limited to the preparation and filing of the Registration Statement and any subsequent filings with the SEC pursuant to the Securities Act and the Exchange Act and any filings with various state securities commissions or agencies, the CUSIP Bureau, and the Financial Industry Regulatory Authority (“FINRA”), as well as costs of the auditors for LDI.  Likewise, LDI shall pay all costs associated with the tax opinion described in Paragraph 4(c)(vii), as well as the notices to the Record Holders, including but not limited to the mailing of the Information Statement, and any fees charged by the Distribution Agent with respect to the issuance of shares of the VR Holdings Common Stock and the shares of the LDI Common Stock as may be required or contemplated hereunder.

(d)

VR Holdings will arrange and pay for the preparation of this Agreement and the Information Statement and appropriate Form 8-K notices under the Exchange Act, as well as the required notice to FINRA with respect to the Separation and Distribution.  Otherwise, VR Holdings will have no obligation to pay any other costs under this Agreement, the Separation, or the Distribution.

(e)

Notwithstanding anything herein contained to the contrary, upon the execution of this Agreement, LDI will assume the VR Holdings $50,000.00 note payable to Structured Financial Service, LLC, a Michigan limited liability company, pursuant to the Assumption and Novation Agreement described in Attachment 4(e) attached hereto.

(f)

Upon the Distribution, the shares of the the LDI Common Stock which would otherwise be issuable to Baker, Deohge, Lapides, The Cancer Foundation, Woods, and Dahne, if the Distribution of the shares of the the LDI Common Stock were proportional to the shares of the VR Holdings Common Stock held by such stockholders, shall be reduced by 50 percent, in consideration for the issuance if the 10,250,000 shares of the VR Holdings Common Stock to be issued as described in Paragraph 4(b), above, in lieu of the 20,500,000 shares of the VR Holdings Common Stock which were to be issued pursuant to the Plan of Merger and the CapNet Financing Agreement.

Upon the Distribution, the shares of the LDI Common Stock described in this Paragraph 4(f) shall be issued as follows:

Name	Shares of VR Holdings Owned	Percent Given Up	Adjusted Shares	Exchange Ratio	Shares of LDI to Be Owned
Deohge Corp.	314,681,091	50	157,340,546	100 for One	1,573,405
John E. Baker	35,000,000	50	17,500,000	100 for One	175,000
Cancer Foundation	26,262,643	50	13,131,322	100 for One	131,313
Pamela Lapides	4,606,609	50	2,303,305	100 for One	23,033
John F. Woods	25,000,000	50	12,500,000	100 for One	125,000
Barry L. Dahne	17,000,000	50	8,500,000	100 for One	85,000
Total	422,550,343	50	211,275,172	100 for One	2,112,752

Total shares issued (1)	451,058,343			100 for One	4,510,583

Percentage owned by control group	93.68				46.84

(1)

Shares of VR Holdings issued and outstanding (440,808,343) plus 10,250,000.

(g)

LDI will provide its services (Data Discovery, E-Discovery, Client review, and Cloud based Attorney Review) that relate to the processing of data and hosting for the review and analysis by VR Holdings as it relates to its current legal suit against its former lenders.  LDI will provide this service at no charge to VR Holdings for a period of two years starting with the date of this Agreement.  After that period of time, LDI will charge VR Holding for this service at LDI’s normal rates charged to LDI’s customers at that time.  It is further agreed that if VR Holdings uses this service after the end of the two year period noted above, VR Holdings may pay for this service using the shares of the LDI Common Stock issued to Baker, Deohge, Lapides, The Cancer Foundation, Woods, and Dahne, as described herein.  Such shares of the LDI Common Stock will have the agreed value for purposes of this payment of $0.10 per share.

(h)

LDI will record on its books and records $100,000 revenue for the period January 20, 2012, through September 30, 2012.  This revenue will be consolidated with VR Holdings for its fiscal year ending September 30, 2012.

(i)

Upon the execution of this Agreement, LDI has provided to VR Holdings and executed resell agreement for certain e-discover product and processing sales from ILS, as described in Attachment 4(i) attached hereto.

5.

Modification of the Plan of Merger.  As a result of this Agreement, the 17,500,000 shares of the VR Holdings Common Stock which were to be deliverd to Moore pursuant to the Plan of Merger shall be cancelled.  Instead, VR Holdings shall issue the shares of the VR Holdings Common Stock as described in Paragraph 4(b), above.

6.

Modification of the CapNet Financing Agreement.  As a result of this Agreement, the 3,000,000 shares of the VR Holdings Common Stock which were to be deliverd to CapNet pursuant to the CapNet Financing Agreement shall be cancelled.  Instead, VR Holdings shall issue the shares of the VR Holdings Common Stock as described in Paragraph 4(b), above.

7.

Resignation of Moore and Russell as Directors of VR Holdings.  In consideration of the execution of this Agreement, Moore and Russell do hereby resign as directors of VR Holdings.  Copies of such resignations are attached hereto as Attachment 7(i) and Attachment 7(ii), respectively.

8.

Resignation of Baker as a Director of LDI.  In consideration of the execution of this Agreement, Baker does hereby resign as a director of LDI.  A copy of such resignation is attached hereto as Attachment 8.

9.

Release of the VR Holdings Parties.  As a result of the mutual covenants and considerations contained herein, LDI, Moore, Russell, and CapNet (hereinafter collectively sometimes referred to as the “LDI Parties”) individually and for each of their assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, without any further action, shall be deemed to have released and forever discharged VR Holdings, Baker, Deohge, Lapides, The Cancer Foundation, Woods, and Dahne (hereinafter sometimes referred to as the “VR Holdings Parties”), individually and each of their assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, from and against any and all claims, demands, debts, interest, expenses, dues, liens, liabilities, causes of action including court costs or attorneys’ fees, or any other form of compensation, they may now own or hereafter acquire against the VR Holdings Parties, whether statutory, in contract, in tort, either at law or in equity, including quantum meruit, as well as any other kind or character of action on account of, growing out of, relating to or concerning, whether directly or indirectly, the Merger, the Plan of Merger, and the CapNet Financing Agreement, and any other instrument, agreement or transaction, whether written or oral, in connection with the Merger, the Plan of Merger, and the CapNet Financing Agreement, or any other transaction or occurrence of any nature whatsoever occurring before the execution of this Agreement, save only the executory provisions of this Agreement.

10.

Acknowledgment by the LDI Parties.  The LDI Parties acknowledge and agree that the release and discharge set forth above is a general release.  The LDI Parties further agree that they have executed this Agreement as a complete compromise of matters involving disputed issues of law and fact.  The LDI Parties further acknowledge that the general release set forth hereinabove has been given voluntarily, based solely upon the judgment of the LDI Parties formed after consultation with their attorney, and is not based upon any representations or statements of any kind or nature whatsoever made by or on behalf of the VR Holdings Parties as to the liability, if any, of the VR Holdings Parties, or the value of the Merger, the Plan of Merger, and the CapNet Financing Agreement, or any other matter relating thereto.  Additionally, the LDI Parties expressly state and acknowledge that no promise, agreement, or representation, other than those expressed herein, have been made by the VR Holdings Parties to the LDI Parties or their attorney in order to induce the execution of this Agreement.

11.

Release of the LDI Parties.  The VR Holdings Parties, individually and for each of their assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, without any further action, shall be deemed to have released and forever discharged the LDI Parties, individually and each of their assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, from and against any and all claims, demands, debts, interest, expenses, dues, liens, liabilities, causes of action including court costs or attorneys’ fees, or any other form of compensation, they may now own or hereafter acquire against the LDI Parties, whether statutory, in contract, in tort, either at law or in equity, including quantum meruit, as well as any other kind or character of action on account of, growing out of, relating to or concerning, whether directly or indirectly, the Merger, the Plan of Merger, and the CapNet Financing Agreement, any other instrument, agreement or transaction, whether written or oral, in connection with the Merger, the Plan of Merger, and the CapNet Financing Agreement, or any other transaction or occurrence of any nature whatsoever occurring before the execution of this Agreement, save only the executory provisions of this Agreement.

12.

Acknowledgment by the VR Holdings Parties.  The VR Holdings Parties acknowledge and agree that the release and discharge set forth above is a general release.  The VR Holdings Parties further agree that they have executed this Agreement as a complete compromise of matters involving disputed issues of law and fact.  The VR Holdings Parties further acknowledge that the general release set forth hereinabove has been given voluntarily, based solely upon the judgment of the VR Holdings Parties formed after consultation with their attorney, and is not based upon any representations or statements of any kind or nature whatsoever made by or on behalf of the LDI Parties as to the liability, if any, of the LDI Parties, or the value of the Merger, the Plan of Merger, and the CapNet Financing Agreement, or any other matter relating thereto.  Additionally, the VR Holdings Parties expressly state and acknowledge that no promise, agreement, or representation, other than those expressed herein, have been made by the LDI Parties to the VR Holdings Parties or their attorney in order to induce the execution of this Agreement.

13.

Hold Harmless by the LDI Parties.  In further consideration for this Agreement, the LDI Parties agree to indemnify and hold harmless each of the VR Holdings Parties from any and all claims, differences, demands, losses, liabilities, damages, causes of action, defense costs and expenses, and attorneys’ fees, of any nature, type or character whatsoever, including claims for contractual, statutory or equitable subrogation, whether known or unknown, whether for compensatory, punitive, exemplary or any other damages or indemnity of any kind or character in contract or in tort that may accrue of have accrued relating to or otherwise in connection with the Separation or the Distribution asserted by anyone claiming by, through or under the LDI Parties or their personal representatives, successors and assigns, or the Registration Statement.

14.

Hold Harmless by the VR Holdings Parties.  In further consideration for this Agreement, the VR Holdings Parties agree to indemnify and hold harmless each of the LDI Parties from any and all claims, differences, demands, losses, liabilities, damages, causes of action, defense costs and expenses, and attorneys’ fees, of any nature, type or character whatsoever, including claims for contractual, statutory or equitable subrogation, whether known or unknown, whether for compensatory, punitive, exemplary or any other damages or indemnity of any kind or character in contract or in tort that may accrue of have accrued relating to or otherwise in connection with the allegations in the Separation or the Distribution asserted by anyone claiming by, through or under the VR Holdings Parties or their heirs, executors, personal representatives, successors and assigns, or the Information Statement.

15.

Covenant Not to Sue by the LDI Parties.  In consideration of this Agreement and the other consideration recited herein, the LDI Parties, individually and for each of their assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, hereby agree not to sue, make any claims against, nor institute any action or proceeding, nor seek recovery directly or indirectly against any of the VR Holdings Parties to recover damages of any kind or character, either to Person or property, resulting from the Merger, the Plan of Merger, and the CapNet Financing Agreement, or any other matter relating thereto.

16.

Covenant Not to Sue by the VR Holdings Parties.  In consideration of this Agreement and the other consideration recited herein, the VR Holdings Parties, individually and for each of their assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, hereby agree not to sue, make any claims against, nor institute any action or proceeding, nor seek recovery directly or indirectly against any of the LDI Parties to recover damages of any kind or character, either to Person or property, resulting from the Merger, the Plan of Merger, and the CapNet Financing Agreement, or any other matter relating thereto.

17.

Representations and Warranties of the LDI Parties.  The LDI Parties expressly represent and warrant to each and all of the VR Holdings Parties that:

(a)

The LDI Parties are duly authorized to execute this Agreement;

(b)

All expenses of any and every nature and character whatsoever incurred by the LDI Parties or on their behalf, past or future, arising from the Merger, the Plan of Merger, and the CapNet Financing Agreement are not the obligation of any of the VR Holdings Parties;

(c)

There are no unresolved issues;

(d)

The LDI Parties’ claims in the Merger, the Plan of Merger, and the CapNet Financing Agreement, or any other matter relating thereto have not been assigned, pledged, or otherwise in any manner whatsoever sold or transferred or become subject to a lien, either by instrument, in writing or otherwise, including any right, interest or claim which the LDI Parties may have now or in the future by reason of the Merger, the Plan of Merger, and the CapNet Financing Agreement, or any other matter relating thereto or any matters arising out of or related thereto; and

(e)

No representations, if any, about the nature and extent of the claims of the LDI Parties or damages thereunder made by any attorney or agent of any of the VR Holdings Parties, nor any representations, if any, regarding the nature and extent of legal liability or financial responsibility of any of the VR Holdings Parties have induced the LDI Parties to enter into this Agreement.

18.

Representations and Warranties of the VR Holdings Parties.  The VR Holdings Parties expressly represent and warrant to the LDI Parties that:

(a)

The VR Holdings Parties are duly authorized to execute this Agreement;

(b)

All expenses of any and every nature and character whatsoever incurred by the VR Holdings Parties or on their behalf, past or future, arising from the Merger, the Plan of Merger, and the CapNet Financing Agreement are not the obligation of the LDI Parties;

(c)

There are no unresolved issues;

(f)

The VR Holdings Parties’ claims in the Merger, the Plan of Merger, and the CapNet Financing Agreement, or any other matter relating thereto have not been assigned, pledged, or otherwise in any manner whatsoever sold or transferred or become subject to a lien, either by instrument, in writing or otherwise, including any right, interest or claim which the VR Holdings Parties may have now or in the future by reason of the Merger, the Plan of Merger, and the CapNet Financing Agreement, or any other matter relating thereto or any matters arising out of or related thereto; and

(d)

No representations, if any, about the nature and extent of the claims of the VR Holdings Parties or damages thereunder made by any attorney or agent of the LDI Parties, nor any representations, if any, regarding the nature and extent of legal liability or financial responsibility of any of the LDI Parties have induced the VR Holdings Parties to enter into this Agreement.

19.

The Nature and Survival of Representations, Covenants and Warranties.  All statements and facts contained in any memorandum, certificate, instrument, or other document delivered by or on behalf of the Parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the Parties hereto under this Agreement.  All representations, covenants and warranties of the Parties shall survive the Distribution and all inspections, examinations, or audits on behalf of the Parties, shall expire five years following the Distribution Date.

20.

Default.  If the VR Holdings Parties do not default hereunder and the LDI Parties default hereunder, then the VR Holdings Parties may elect to terminate this Agreement as well as any other agreement executed by the VR Holdings Parties in connection with the transactions contemplated by this Agreement, whereupon neither Party shall be liable to the other hereunder, or the VR Holdings Parties may assert any remedy, including specific performance, which the VR Holdings Parties may have by reason of any such default of the LDI Parties.  If the LDI Parties do not default hereunder and the VR Holdings Parties default hereunder, then the LDI Parties may elect to terminate this Agreement as well as any other agreement executed by the LDI Parties in connection with the transactions contemplated by this Agreement, whereupon neither Party shall be liable to the other hereunder, or the LDI Parties may assert any remedy, including specific performance, which the LDI Parties may have by reason of any such default of the VR Holdings Parties.  From and after the Distribution Date, in the event of a breach by any Party of the terms of this Agreement or any obligation of a Party which survives the Distribution, the non-defaulting Party may assert any remedy, either at law or in equity to which such non-defaulting Party may be entitled.  As used in this paragraph, a default by any of the VR Holdings Parties shall constitute a default by all of the VR Holdings Parties, and a default by any of the LDI Parties shall constitute a default by all of the LDI Parties.

21.

Mediation and Arbitration.  All disputes arising or related to this Agreement must exclusively be resolved first by mediation with a mediator selected by the Parties, with such mediation to be held in Houston, Texas.  If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Texas law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Houston, Texas, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law.  Any Party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator’s determination of the merits of the controversy.  The exercise of such arbitration rights by any Party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights.  An arbitration award may be entered in any court having jurisdiction.

22.

Attorneys’ Fees.  In the event that it should become necessary for any Party entitled hereunder to bring suit against any other Party to this Agreement for a breach of this Agreement, the Parties hereby covenant and agree that the Party who is found to be in breach of this Agreement shall also be liable for all reasonable attorneys’ fees and costs of court incurred by the other Parties.  Provided, however, in the event that there has been no breach of this Agreement, whether or not the transactions contemplated hereby are consummated, each Party shall bear its own costs and expenses.

23.

Benefit.  All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

24.

Notices.  All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to the VR Holdings Parties, addressed to Mr. John E. Baker at 1615 Chester Road, Chester, Maryland 21619, telephone (443) 519-0129, telecopier (239) 384-9437, and e-mail john.baker@inwaretechnologies.com; and if to the LDI Parties, addressed to Mr. Zane Russell at 925 South Mason, Suite 375, Katy, Texas 77450, telephone (713) 893-1821, and email zrussell@litdyn.com.  Any Party hereto may change its address upon 10 days’ written notice to any other Party hereto.

25.

Construction.  Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

26.

Waiver.  No course of dealing on the part of any Party hereto or its agents, or any failure or delay by any such Party with respect to exercising any right, power or privilege of such Party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

27.

Cumulative Rights.  The rights and remedies of any Party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

28.

Invalidity.  In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

29.

Headings.  The headings used in this Agreement are for convenience and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not affect or constitute a part of this Agreement.

30.

No Third-Party Beneficiary.  Any agreement to pay an amount and any assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the Parties hereto and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other Party, whomsoever, it being the intention of the Parties hereto that no one shall be or be deemed to be a third-Party beneficiary of this Agreement.

31.

Time of the Essence.  Time is of the essence of this Agreement.

32.

Incorporation by Reference.  All agreements, exhibits, attachments, and schedules referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

33.

Multiple Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  A facsimile transmission or PDF copy of this signed Agreement shall be legal and binding on all Parties hereto.

34.

Law Governing; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws provisions thereof.  Each Party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in Harris County, Texas, as well as of the Courts of the State of Texas in Harris County, Texas over any suit, action or proceeding arising out of or relating to this Agreement.  Each Party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

35.

Entire Agreement.  This instrument and the attachments hereto contain the entire understanding of the Parties and may not be changed orally, but only by an instrument in writing signed by the Party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of September 24, 2012.

VR HOLDINGS, INC.

By

    John E. Baker, Chief Executive Officer

LITIGATION DYNAMICS, INC.

By

    Zane Russell, Chief Executive Officer

J. MICHAEL MOORE

ZANE RUSSELL

CAPNET SECURITIES CORPORATION

By

    Daniel “Bo” L. Ritz, Chief Executive Officer

JOHN E. BAKER

DEOHGE CORP.

By

    Morton M. Lapides, Sr., Chief Executive Officer

PAMELA LAPIDES

THE CANCER FOUNDATION, INC.

By

    Barry L. Dahne, Chief Executive Officer

JOHN FOSTER WOODS

BARRY L. DAHNE

14

Attachments:

Attachment 2(a)(i)

Assumption Agreement for LDI

Attachment 2(a)(ii)

Assumption Agreement for VR Holdings

Attachment 4(b)

Distribution Agreement

Attachment 4(e)

Assumption and Novation Agreement

Attachment 4(i)

ILS Resale Agreement

Attachment 7(i)

Resignation of J. Michael Moore

Attachment 7(ii)

Resignation of Zane Russell

Attachment 8

Resignation John E. Baker

Schedules:

Schedule 2(b)(i)

Restated Certificate of Incorporation of LDI

Schedule 2(b)(ii)

Amended and Restated Bylaws of LDI

Attachment 2(a)(i)
Assumption Agreement for LDI

ASSUMPTION AGREEMENT FOR LITIGATION DYNAMICS, INC.

THIS Agreement is made by and between VR HOLDINGS, INC., a Delaware corporation (“VR Holdings”) and LITIGATION DYNAMICS, INC. a Texas corporation (“LDI”), who agree as follows:

WHEREAS, on September 24, 2012, VR Holdings, LDI, J. Michael Moore, Zane Russell, CapNet Securities Corporation, a Texas corporation, John E. Baker, Deohge Corp., a Maryland corporation, Pamela Lapides, The Cancer Foundation, Inc., a Maryland corporation, John Foster Woods, and Barry L. Dahne executed that certain Separation Agreement (the “Separation Agreement”); and

WHEREAS, any capitalized terms used herein shall have the same meaning as used in the Separation Agreement; and

WHEREAS, pursuant to the Separation Agreement, LDI agreed to assume and agree to pay all of the LDI Liabilities;

NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the Parties agree as follows:

1.

Assumption of LDI Liabilities.  Pursuant to Paragraph 2(a) of the Separation Agreement, as of and after the Distribution Time, LDI shall, as between VR Holdings, assume and be responsible for all LDI Liabilities, regardless of when or where such LDI Liabilities arose or arise, or whether the facts on which they are based occurred prior to or subsequent to the date hereof, regardless of where or against whom such LDI Liabilities are asserted or determined or whether asserted or determined prior to, at or after the date hereof, and regardless of whether arising from or alleged to arise from negligence, recklessness, violation of statute or Law, fraud or misrepresentation, breach of contract or other theory, by any member of VR Holdings or LDI or any of their respective directors, officers, employees, agents, or Affiliates

2.

Indemnification by LDI.  LDI, individually and for its assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, shall hold harmless and indemnify VR Holdings, its stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, from and against any and all claims, demands, debts, expenses, including court costs or attorney’s fees, dues, liens liabilities, cause or causes of action, whether statutory, in contract, express or implied, either at law or in equity, including quantum meruit, or in tort, as well as any other kind or character of action with respect to the LDI Liabilities now held, owned or possessed by anyone in whole or in part, or which anyone may claim to hold or which anyone hereafter may claim to hold, for, on account of, or growing out of, related to or concerning, whether directly or indirectly, proximately or remotely, the LDI Liabilities.

3.

Mediation and Arbitration.  All disputes arising or related to this Agreement must exclusively be resolved first by mediation with a mediator selected by the Parties, with such mediation to be held in Houston, Texas.  If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Texas law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Houston, Texas, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law.  Any Party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator’s determination of the merits of the controversy.  The exercise of such arbitration rights by any Party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights.  An arbitration award may be entered in any court having jurisdiction.

1

4.

Attorneys’ Fees.  In the event that it should become necessary for any Party entitled hereunder to bring suit against any other Party to this Agreement for a breach of this Agreement, the Parties hereby covenant and agree that the Party who is found to be in breach of this Agreement shall also be liable for all reasonable attorneys’ fees and costs of court incurred by the other Parties.  Provided, however, in the event that there has been no breach of this Agreement, whether or not the transactions contemplated hereby are consummated, each Party shall bear its own costs and expenses.

5.

Benefit.  All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

6.

Notices.  All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to VR Holdings, addressed to Mr. John E. Baker at 1615 Chester Road, Chester, Maryland 21619, telephone (443) 519-0129, telecopier (239) 384-9437, and e-mail john.baker@inwaretechnologies.com; and if to LDI, addressed to Mr. Zane Russell at 925 South Mason, Suite 375, Katy, Texas 77450, telephone (713) 893-1821, and email zrussell@litdyn.com.  Any Party hereto may change its address upon 10 days’ written notice to any other Party hereto.

7.

Construction.  Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

8.

Waiver.  No course of dealing on the part of any Party hereto or its agents, or any failure or delay by any such Party with respect to exercising any right, power or privilege of such Party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

9.

Cumulative Rights.  The rights and remedies of any Party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

10.

Invalidity.  In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

11.

Headings.  The headings used in this Agreement are for convenience and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not affect or constitute a part of this Agreement.

12.

No Third-Party Beneficiary.  Any agreement to pay an amount and any assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the Parties hereto and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other Party, whomsoever, it being the intention of the Parties hereto that no one shall be or be deemed to be a third-Party beneficiary of this Agreement.

13.

Time of the Essence.  Time is of the essence of this Agreement.

14.

Incorporation by Reference.  All agreements, exhibits, attachments, and schedules referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

2

15.

Multiple Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  A facsimile transmission or PDF copy of this signed Agreement shall be legal and binding on all Parties hereto.

16.

Law Governing; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws provisions thereof.  Each Party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in Harris County, Texas, as well as of the Courts of the State of Texas in Harris County, Texas over any suit, action or proceeding arising out of or relating to this Agreement.  Each Party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

17.

Entire Agreement.  This instrument and the attachments hereto contain the entire understanding of the Parties and may not be changed orally, but only by an instrument in writing signed by the Party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of September 24, 2012.

VR HOLDINGS, INC.

By

    John E. Baker, Chief Executive Officer

LITIGATION DYNAMICS, INC.

By

    Zane Russell, Chief Executive Officer

3

Attachment 2(a)(ii)
Assumption Agreement for VR Holdings

ASSUMPTION AGREEMENT FOR VR HOLDINGS, INC.

THIS Agreement is made by and between VR HOLDINGS, INC., a Delaware corporation (“VR Holdings”) and LITIGATION DYNAMICS, INC. a Texas corporation (“LDI”), who agree as follows:

WHEREAS, on September 24, 2012, VR Holdings, LDI, J. Michael Moore, Zane Russell, CapNet Securities Corporation, a Texas corporation, John E. Baker, Deohge Corp., a Maryland corporation, Pamela Lapides, The Cancer Foundation, Inc., a Maryland corporation, John Foster Woods, and Barry L. Dahne executed that certain Separation Agreement (the “Separation Agreement”); and

WHEREAS, any capitalized terms used herein shall have the same meaning as used in the Separation Agreement; and

WHEREAS, pursuant to the Separation Agreement, VR Holdings agreed to assume and agree to pay all of the VR Holdings Liabilities;

NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the Parties agree as follows:

1.

Assumption of VR Holdings Liabilities.  Pursuant to Paragraph 2(a) of the Separation Agreement, as of and after the Distribution Time, VR Holdings shall, as between LDI, assume and be responsible for all VR Holdings Liabilities, regardless of when or where such VR Holdings Liabilities arose or arise, or whether the facts on which they are based occurred prior to or subsequent to the date hereof, regardless of where or against whom such VR Holdings Liabilities are asserted or determined or whether asserted or determined prior to, at or after the date hereof, and regardless of whether arising from or alleged to arise from negligence, recklessness, violation of statute or Law, fraud or misrepresentation, breach of contract or other theory, by any member of VR Holdings or LDI or any of their respective directors, officers, employees, agents, or Affiliates

2.

Indemnification by VR Holdings.  VR Holdings, individually and for its assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, shall hold harmless and indemnify LDI, its stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, from and against any and all claims, demands, debts, expenses, including court costs or attorney’s fees, dues, liens liabilities, cause or causes of action, whether statutory, in contract, express or implied, either at law or in equity, including quantum meruit, or in tort, as well as any other kind or character of action with respect to the VR Holdings Liabilities now held, owned or possessed by anyone in whole or in part, or which anyone may claim to hold or which anyone hereafter may claim to hold, for, on account of, or growing out of, related to or concerning, whether directly or indirectly, proximately or remotely, the VR Holdings Liabilities.

3.

Mediation and Arbitration.  All disputes arising or related to this Agreement must exclusively be resolved first by mediation with a mediator selected by the Parties, with such mediation to be held in Houston, Texas.  If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Texas law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Houston, Texas, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law.  Any Party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator’s determination of the merits of the controversy.  The exercise of such arbitration rights by any Party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights.  An arbitration award may be entered in any court having jurisdiction.

1

4.

Attorneys’ Fees.  In the event that it should become necessary for any Party entitled hereunder to bring suit against any other Party to this Agreement for a breach of this Agreement, the Parties hereby covenant and agree that the Party who is found to be in breach of this Agreement shall also be liable for all reasonable attorneys’ fees and costs of court incurred by the other Parties.  Provided, however, in the event that there has been no breach of this Agreement, whether or not the transactions contemplated hereby are consummated, each Party shall bear its own costs and expenses.

5.

Benefit.  All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

6.

Notices.  All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to VR Holdings, addressed to Mr. John E. Baker at 1615 Chester Road, Chester, Maryland 21619, telephone (443) 519-0129, telecopier (239) 384-9437, and e-mail john.baker@inwaretechnologies.com; and if to LDI, addressed to Mr. Zane Russell at 925 South Mason, Suite 375, Katy, Texas 77450, telephone (713) 893-1821, and email zrussell@litdyn.com.  Any Party hereto may change its address upon 10 days’ written notice to any other Party hereto.

7.

Construction.  Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

8.

Waiver.  No course of dealing on the part of any Party hereto or its agents, or any failure or delay by any such Party with respect to exercising any right, power or privilege of such Party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

9.

Cumulative Rights.  The rights and remedies of any Party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

10.

Invalidity.  In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

11.

Headings.  The headings used in this Agreement are for convenience and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not affect or constitute a part of this Agreement.

12.

No Third-Party Beneficiary.  Any agreement to pay an amount and any assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the Parties hereto and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other Party, whomsoever, it being the intention of the Parties hereto that no one shall be or be deemed to be a third-Party beneficiary of this Agreement.

13.

Time of the Essence.  Time is of the essence of this Agreement.

14.

Incorporation by Reference.  All agreements, exhibits, attachments, and schedules referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

2

15.

Multiple Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  A facsimile transmission or PDF copy of this signed Agreement shall be legal and binding on all Parties hereto.

16.

Law Governing; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws provisions thereof.  Each Party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in Harris County, Texas, as well as of the Courts of the State of Texas in Harris County, Texas over any suit, action or proceeding arising out of or relating to this Agreement.  Each Party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

17.

Entire Agreement.  This instrument and the attachments hereto contain the entire understanding of the Parties and may not be changed orally, but only by an instrument in writing signed by the Party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of September 24, 2012.

VR HOLDINGS, INC.

By

    John E. Baker, Chief Executive Officer

LITIGATION DYNAMICS, INC.

By

    Zane Russell, Chief Executive Officer

3

Attachment 4(b)
Distribution Agreement

VR HOLDINGS, INC.

DISTRIBUTION AGREEMENT

VR Holdings, Inc.

1615 Chester Road

Chester, Maryland 21619

Re:

Distribution of Shares of the Common Stock of VR Holdings, Inc.

Gentlemen:

1.

Distribution.  The undersigned hereby agrees to accept _____________ shares of the common stock, par value $0.000001 per share (the “VR Holdings Common Stock”) in VR Holdings, Inc., a Delaware corporation (the “Company”), pursuant to that certain Separation Agreement (the “Separation Agreement”) dated September 24, 2012, herewith by and between the Company, Litigation Dynamics, Inc. a Texas corporation, J. Michael Moore, Zane Russell, CapNet Securities Corporation, a Texas corporation, John E. Baker, Deohge Corp., a Maryland corporation, Pamela Lapides, The Cancer Foundation, Inc., a Maryland corporation, John Foster Woods, and Barry L. Dahne.  The Separation Agreement is incorporated herein by reference for all purposes.  Any capitalized terms used herein shall have the same meaning as used in the Separation Agreement.  The undersigned has received a copy of the Separation Agreement.  The shares of the VR Holdings Common Stock are being offered by the Company.  Subject to the terms and conditions of the Separation Agreement and this Distribution Agreement, the undersigned hereby irrevocably accepts the shares of the VR Holdings Common Stock described herein.

2.

Acceptance of Distribution.  The undersigned understands and agrees that the acceptance of the distribution of the shares of the VR Holdings Common Stock is made subject to the terms and conditions specified herein.

3.

Representations and Warranties.  The undersigned represents and warrants as follows:

(a)

The undersigned is an Accredited Investor as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(b)

The undersigned has received information provided to him in writing by the Company, or information from books and records of the Company, as specified below.  The undersigned understands that all documents, records and books pertaining to this investment have been made available for inspection by him, his attorney and/or his accountant and/or his “Purchaser Representative” as defined in Regulation D promulgated under the Securities Act, and that the books and records of the Company will be available, upon reasonable notice, for inspection by the undersigned during reasonable business hours at the Company’s principal place of business.  The undersigned and/or his advisers have had a reasonable opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the distribution of the shares of the VR Holdings Common Stock as described in the Separation Agreement (the “Distribution”), and all such questions have been answered to the full satisfaction of the undersigned.  No oral representations have been made and, to the extent oral information has been furnished to the undersigned or his advisers in connection with the Distribution, such information was consistent with all written information furnished.

(c)

Specifically, the undersigned was provided with access to the Company’s filings with the Securities and Exchange Commission, including the following:

1

(i)

The Company’s registration statement on Form S-1 filed pursuant to the Securities Act.

(ii)

The annual report to stockholders for the most recent fiscal year, any definitive proxy statement or information statement filed in connection with that annual report, and, if requested by the undersigned in writing, a copy of the Company’s most recent Form 10-K pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(iii)

The information contained in an annual report on Form 10-K pursuant to the Exchange Act.

(iv)

The information contained in any reports or documents required to be filed by the Company under Sections 13(a), 14(a), 14(c), and 15(d) of the Exchange Act since the distribution or filing of the reports specified above.

(v)

A brief description of the securities being offered, the terms of the Distribution, and any material changes in the Company’s affairs that are not disclosed in the documents furnished.

(d)

The undersigned (i) has adequate means of providing for his current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risks of an investment in the shares of the VR Holdings Common Stock for an indefinite period, and (iv) at the present time, could afford a complete loss of such investment.

(e)

The undersigned recognizes that the Company has a limited financial and operating history and no history of profitable operations, and that the shares of the VR Holdings Common Stock as an investment involve special risks, including those disclosed to the undersigned by the Company.

(f)

The undersigned understands that the shares of the VR Holdings Common Stock have not been nor will be registered under the Securities Act or the securities laws of any state, in reliance upon an exemption therefrom for non-public offerings.  The undersigned understands that the shares of the VR Holdings Common Stock must be held indefinitely unless they are subsequently registered, or an exemption from such registration is available.  The undersigned further understands that the Company is under no obligation to register the shares of the VR Holdings Common Stock on his behalf or to assist him in complying with any exemption from registration.

(g)

The shares of the VR Holdings Common Stock are being purchased solely for his own account for investment and not for the account of any other person and not for distribution, assignment, or resale to others and no other person has a direct or indirect beneficial interest in the shares of the VR Holdings Common Stock.  The undersigned or his advisers have such knowledge and experience in financial, tax, and business matters to enable him to utilize the information, made available to him in connection with the Distribution of the shares of the VR Holdings Common Stock to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

(h)

The undersigned understands that his right to transfer the shares of the VR Holdings Common Stock will be subject to restrictions against transfer unless the transfer is not in violation of the Securities Act, and the securities laws of any state (including investor suitability standards), and the Company consents to such transfer.  The undersigned also acknowledges that he shall be responsible for compliance with all conditions on transfer imposed by the Securities Act, or the securities law of any state and for any expenses incurred in connection with such a proposed transfer.

(i)

The undersigned, if a corporation, partnership, trust, or other entity, is authorized and otherwise duly qualified to purchase and hold the shares of the VR Holdings Common Stock, such entity has its principal place of business as set forth on the signature page hereof, and such entity has not been formed for the specific purpose of acquiring the shares of the VR Holdings Common Stock.

2

(j)

All information which the undersigned has provided to the Company concerning his personal situation, his financial position, and his knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, the knowledge of financial and business matters of the person making the investment decision on behalf of such entity, is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to his acceptance of the shares of the VR Holdings Common Stock pursuant to the Separation Agreement, he will immediately provide the Company with such information.

(k)

The undersigned, if he is an individual, is a citizen of the United States of America, and is at least 21 years of age.

(l)

Compliance with Regulation D.  Pursuant to Regulation D under the Securities Act, the undersigned understands and agrees that the following restrictions and limitations are applicable to his purchase, resales, hypothecations or other transfers of the shares of the VR Holdings Common Stock:

(i)

The undersigned agrees that the shares of the VR Holdings Common Stock shall not be sold, pledged, hypothecated or otherwise transferred unless the shares of the VR Holdings Common Stock are registered under the Securities Act, and the securities laws of any state, or are exempt therefrom;

(ii)

A legend in substantially the following form has been or will be placed on any certificate(s) or other document(s) evidencing the shares of the VR Holdings Common Stock:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE.  WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

(iii)

Stop transfer instructions to the transfer agent of the shares of the VR Holdings Common Stock have been or will be placed with respect to the shares of the VR Holdings Common Stock so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph (ii) above;

(iv)

The legend and stop transfer instructions described in subparagraphs (ii) and (iii) above will be placed with respect to any new certificate(s) or other document(s) issued upon presentment by the undersigned of certificate(s) or other document(s) for transfer; and

(v)

The undersigned acknowledges that he will be responsible for compliance with all conditions on transfer imposed by any federal or state securities statute and securities law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer and/or issuing opinions in connection therewith.

3

(m)

The undersigned acknowledges that _________________________________ (complete if applicable) has acted as his “Purchaser Representative” as defined in Regulation D promulgated under the Securities Act, and (i) that he can bear the economic risk of this investment; (ii) he has relied upon the advice of such Purchaser Representative as to the merits of an investment in the Company and the suitability of such investment for the undersigned; and (iii) such Purchaser Representative has confirmed to him, in writing, any past, present or future material relationship, actual or contemplated, between such Purchaser Representative or its Affiliates and the Company, or its Affiliates.

(n)

The undersigned understands that neither the Securities and Exchange Commission nor the securities commission of any state has made any finding or determination relating to the fairness for public investment in the shares of the VR Holdings Common Stock and that the Securities and Exchange Commission as well as the securities commission of any state will not recommend or endorse any offering of securities.

(o)

The undersigned understands that:

(i)

No assurances are or have been made regarding any economic advantages (including tax) which may inure to the benefit of the undersigned;

(ii)

No assurances are or have been made concerning the distribution of profits to the Company’s investors; and

(iii)

He is aware that this agreement is independent of any other agreement to accept the shares of the VR Holdings Common Stock, pursuant to the Separation Agreement.

(p)

The undersigned acknowledges and is aware that it never has been represented, guaranteed, or warranted to him by the Company, its directors, officers, agents or employees, or any other person, expressly or by implication, as to any of the following:

(i)

The approximate or exact length of time that he will be required to remain as an owner of his shares of the VR Holdings Common Stock;

(ii)

The percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of this investment; or

(iii)

That the limited past performance or experience on the part of the Company, or any future projections will in any way indicate the predictable results of the ownership of the shares of the VR Holdings Common Stock or of the overall financial performance of the Company.

(q)

The undersigned acknowledges that the Company has made available to him or his Purchaser Representative, if any, or other personal advisers the opportunity to obtain additional information to verify the accuracy of the information furnished to him and to evaluate the merits and risks of this investment.

(r)

The undersigned confirms that he has consulted with his Purchaser Representative, if any, or other personal advisers and that said Purchaser Representative or other advisers have analyzed the information furnished to him and the documents relating thereto on his behalf and have advised him of the business and financial aspects and consequences of and liabilities associated with his investment in the shares of the VR Holdings Common Stock.  The undersigned represents that he has made other risk capital investments or other investments of a speculative nature, and by reason of his business and financial experience and of the business and financial experience of those persons he has retained to advise him with respect to investments of this nature.  In reaching the conclusion that he desires to acquire the shares of the VR Holdings Common Stock, the undersigned has carefully evaluated his financial resources and investments and acknowledges that he is able to bear the economic risks of this investment.

4

(s)

The undersigned acknowledges that all information made available to him and/or his Purchaser Representative, if any, and/or personal advisers in connection with his investment in the shares of the VR Holdings Common Stock, including the information furnished to him is and shall remain confidential in all respects and may not be reproduced, distributed or used for any other purpose without the prior written consent of the Company.

4.

Indemnification.  The undersigned agrees to indemnify and hold harmless the Company and its Affiliates from and against all damages, losses, costs, and expenses (including reasonable attorneys’ fees) which they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Distribution Agreement, or by reason of any breach of the representations and warranties made by the undersigned herein, or in any document provided by the undersigned to the Company.

5.

Limitation on Transfer of the shares of the VR Holdings Common Stock.  The undersigned acknowledges that he is aware that there are substantial restrictions on the transferability of the shares of the VR Holdings Common Stock.  Since the shares of the VR Holdings Common Stock will not be, and since the undersigned has no right to require that they be, registered under the Securities Act, or the securities laws of any state, the shares of the VR Holdings Common Stock may not be, and the undersigned agrees that they shall not be, sold or transferred except pursuant to an effective registration statement or an exemption from such registration statement under said statutes.  The undersigned also acknowledges that he will be responsible for compliance with all conditions on transfer imposed by any federal or state securities statute and securities law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer and/or issuing opinions in connection therewith.

6.

Survival.  The foregoing representations, warranties and undertakings are made with the intent that they may be relied upon in determining the undersigned’s suitability as an investor in the Company and the undersigned hereby agrees that such representations and warranties shall survive his acceptance of the shares of the VR Holdings Common Stock.  The undersigned hereby acknowledges and agrees that he is not entitled to cancel, terminate or revoke this Distribution Agreement, or any agreements hereunder, and that this Distribution Agreement and such agreements shall survive (a) changes in the transactions, documents, and instruments previously furnished to the undersigned which are not materially adverse, and (b) the undersigned’s death or disability.

7.

Notices.  All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned or to the Company at the respective addresses set forth herein.

8.

Miscellaneous.

(a)

The undersigned agrees not to transfer or assign this Distribution Agreement, or any of the undersigned’s interest herein, and further agrees that the transfer or assignment of the shares of the VR Holdings Common Stock shall be made only in accordance with all applicable laws.

(b)

The undersigned agrees that the undersigned may not cancel, terminate, or revoke this Distribution Agreement or any agreement of the undersigned made hereunder and that this Distribution Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned’s heirs, executors, administrators, successors, and assigns.

(c)

Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any rights granted to the undersigned under federal or state securities laws.

(d)

Words of any gender used in this Distribution Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.  In addition, the pronouns used in this Distribution Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

5

(e)

This Distribution Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

(f)

Notwithstanding anything herein contained to the contrary, in the event of any conflict between the terms of this Distribution Agreement or the Separation Agreement, the terms of the Separation Agreement shall control.

(g)

This Distribution Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of Texas and all obligations hereunder shall be deemed performable in Houston, Harris County, Texas.

(h)

Within 10 days after receipt of a written request from the Company, the undersigned agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws and ordinances to which the Company is subject.

IN WITNESS WHEREOF, I have executed this Distribution Agreement as of the 24th day of September, 2012.

(Signature)

(Print or Type Name)

Social Security Number

Address

Number of shares of the VR Holdings Common Stock received

Accepted this 24th day of September, 2012.

VR HOLDINGS, INC.

By

    John E. Baker, Chief Executive Officer

6

Attachment 4(e)
Assumption and Novation Agreement

ASSUMPTION AND NOVATION AGREEMENT

THIS ASSUMPTION AND NOVATION AGREEMENT is made by and between VR HOLDINGS, INC., a Delaware corporation (“VR Holdings”), LITIGATION DYNAMICS, INC. a Texas corporation (“LDI”), and STRUCTURED FINANCIAL SERVICE, LLC, a Michigan limited liability company (“Structured Financial Service”), who agree as follows:

WHEREAS, on September , 2012, VR Holdings, LDI, J. Michael Moore, Zane Russell, CapNet Securities Corporation, a Texas corporation, John E. Baker, Deohge Corp., a Maryland corporation, Pamela Lapides, The Cancer Foundation, Inc., a Maryland corporation, John Foster Woods, and Barry L. Dahne executed that certain Separation Agreement (the “Separation Agreement”); and

WHEREAS, any capitalized terms used herein shall have the same meaning as used in the Separation Agreement; and

WHEREAS, on May 23, 2012, VR Holdings executed and delivered to Structured Financial Service a promissory note in the amount of $50,000.00 more fully described in Exhibit A attached hereto (the “Structured Financial Service Note”); and

WHEREAS, pursuant to Paragraph 4(e) of the Separation Agreement, LDI agreed to assume and agree to pay the Structured Financial Service Note and to secure from Structured Financial Service a release and novation with respect to the Structured Financial Service Note;

NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the Parties agree as follows:

1.

Assumption.  LDI hereby agrees to assume, from and after the date of the Separation Agreement, all of VR Holdings’ rights, duties and obligations in, to and under the Structured Financial Service Note.  Upon such assumption, VR Holdings shall be released from all rights, duties and obligations with respect to the Structured Financial Service Note, and LDI agrees to reimburse VR Holdings for and hold VR Holdings harmless against any obligation to perform any of the assigned duties and obligations under the Structured Financial Service Note.

2.

Novation.  VR Holdings, LDI and Structured Financial Service hereby agree that this Agreement shall constitute a novation of the obligations of VR Holdings under the Structured Financial Service Note.  Accordingly, all of the rights, duties and obligations of VR Holdings under the Structured Financial Service Note are hereby extinguished.  Structured Financial Service recognizes LDI as VR Holdings’ successor in interest in and to all of VR Holdings’ rights, duties and obligations in, to and under the Structured Financial Service Note.

3.

Other Actions.  The Parties hereto agree that they will take those actions reasonably necessary to carry out the matters contemplated by this Agreement or any of its provisions.

4.

Indemnification by LDI.  LDI, individually and for its assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, shall hold harmless and indemnify VR Holdings, its stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, from and against any and all claims, demands, debts, expenses, including court costs or attorney’s fees, dues, liens liabilities, cause or causes of action, whether statutory, in contract, express or implied, either at law or in equity, including quantum meruit, or in tort, as well as any other kind or character of action with respect to the Structured Financial Service Note now held, owned or possessed by anyone in whole or in part, or which anyone may claim to hold or which anyone hereafter may claim to hold, for, on account of, or growing out of, related to or concerning, whether directly or indirectly, proximately or remotely, the Structured Financial Service Note.

1

5.

Mediation and Arbitration.  All disputes arising or related to this Agreement must exclusively be resolved first by mediation with a mediator selected by the Parties, with such mediation to be held in Houston, Texas.  If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Texas law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Houston, Texas, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law.  Any Party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator’s determination of the merits of the controversy.  The exercise of such arbitration rights by any Party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights.  An arbitration award may be entered in any court having jurisdiction.

6.

Attorneys’ Fees.  In the event that it should become necessary for any Party entitled hereunder to bring suit against any other Party to this Agreement for a breach of this Agreement, the Parties hereby covenant and agree that the Party who is found to be in breach of this Agreement shall also be liable for all reasonable attorneys’ fees and costs of court incurred by the other Parties.  Provided, however, in the event that there has been no breach of this Agreement, whether or not the transactions contemplated hereby are consummated, each Party shall bear its own costs and expenses.

7.

Benefit.  All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

8.

Notices.  All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to VR Holdings, addressed to Mr. John E. Baker at 1615 Chester Road, Chester, Maryland 21619, telephone (443) 519-0129, telecopier (239) 384-9437, and e-mail john.baker@inwaretechnologies.com; and if to LDI, addressed to Mr. Zane Russell at 925 South Mason, Suite 375, Katy, Texas 77450, telephone (713) 893-1821, and email zrussell@litdyn.com; and if to the Structured Financial Service, addressed to Mr. Ron Peoples at 900 South Wilmington Street, Raleigh, North Carolina 27601, telephone (919) 832-8887, and email rtp246@aol.com.  Any Party hereto may change its address upon 10 days’ written notice to any other Party hereto.

9.

Construction.  Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

10.

Waiver.  No course of dealing on the part of any Party hereto or its agents, or any failure or delay by any such Party with respect to exercising any right, power or privilege of such Party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

11.

Cumulative Rights.  The rights and remedies of any Party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

12.

Invalidity.  In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

13.

Headings.  The headings used in this Agreement are for convenience and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not affect or constitute a part of this Agreement.

2

14.

No Third-Party Beneficiary.  Any agreement to pay an amount and any assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the Parties hereto and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other Party, whomsoever, it being the intention of the Parties hereto that no one shall be or be deemed to be a third-Party beneficiary of this Agreement.

15.

Time of the Essence.  Time is of the essence of this Agreement.

16.

Incorporation by Reference.  All agreements, exhibits, attachments, and schedules referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

17.

Multiple Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  A facsimile transmission or PDF copy of this signed Agreement shall be legal and binding on all Parties hereto.

18.

Law Governing; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws provisions thereof.  Each Party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in Harris County, Texas, as well as of the Courts of the State of Texas in Harris County, Texas over any suit, action or proceeding arising out of or relating to this Agreement.  Each Party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

19.

Entire Agreement.  This instrument and the attachments hereto contain the entire understanding of the Parties and may not be changed orally, but only by an instrument in writing signed by the Party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of September 24, 2012.

VR HOLDINGS, INC.

By

    John E. Baker, Chief Executive Officer

LITIGATION DYNAMICS, INC.

By

    Zane Russell, Chief Executive Officer

3

STRUCTURED FINANCIAL SERVICE, LLC

By

    Ron Peoples, Chief Executive Officer

Attachment:

Exhibit A

Structured Financial Service Note

Exhibit A
Structured Financial Service Note

VR HOLDINGS, INC.

PROMISSORY NOTE

Chester, Maryland

Issue Date:  May 23, 2012

$50,000.00

FOR VALUE RECEIVED, the undersigned, VR Holdings, Inc., a Delaware corporation, its successors and assigns (“VRH”), hereby promises to pay to the order of Structured Financial Service, LLC, a Michigan limited liability company, with a principal business address of 900 South Wilmington Street, Raleigh, NC 27601 or registered assigns (the “Holder”), the sum of Fifty Thousand and 00/100 Dollars ($50,000.00), together with interest thereon, in lawful money of the United States, in accordance with the terms hereof.

1.

Interest.  The principal amount outstanding from time to time under this Note shall accrue interest at a rate of 10% per annum from the date hereof until paid (not compounded).

In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by VRH or inadvertently received by the Holder or other holder hereof, then such excess sum shall be credited as a payment of principal, unless VRH shall notify the Holder or other holder in writing that VRH elects to have such excess sum returned to it forthwith.  It is the express intent hereof that VRH not pay and the Holder or other holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by VRH under applicable law.

2.

Payment.  Principal and interest shall be paid as follows:

(a)

Interest shall be payable quarterly on the August 23, 2013, November 23, 2012, February 23, 2013 and May 23, 2013.

(b)

Principal shall be paid as follows.  Within five (5) days of VRH’s receipt of proceeds from the sale of its common stock through subscription agreements, VRH shall pay Holder ten percent (10%) of the net proceeds received by VRH from the sale of its common stock.  The term “net proceeds” shall mean the gross proceeds received by VRH from the sale of its common stock, less any commissions paid by VRH in connection with the sale of such common stock.  Any principal outstanding as of the maturity date shall be paid in full on the maturity date.

Payments of the principal of and interest on this Note will be made to the Holder at the address specified above or to such other address as the Holder may designate in writing to VRH in United States dollars.

3.

Maturity.  The outstanding principal and interest due on this Note shall be due and payable in full on May 23, 2013 (the “Maturity Date”).

4.

Prepayment.  This Note may be prepaid, in whole or in part, at any time and from time to time without penalty or premium.  Any such prepayments shall be applied first to the payment of any costs of collection that may be due hereunder, then to the payment of accrued interest, and the balance shall be applied to principal.

5.

Events of Default and Acceleration.  Any part or all of the amount due to the Holder hereunder, at the option of the Holder shall become immediately due and payable without notice or demand (which are expressly waived by VRH) upon the occurrence of any of the following events of default:

(a)

any default in the payment of (1) the principal amount hereunder when due, or (2) interest on this Note, as and when the same shall become due and payable (whether on the Maturity Date or by acceleration or otherwise) that is not corrected within 3 business days; or

(b)

VRH shall fail to observe or perform any other material covenant or agreement contained in this Note, which failure is not cured, if possible to cure, within 30 days after receipt of notice thereof; or

(c)

any merger, consolidation, reorganization or conversion of VRH, without the prior written consent of the Agent; or

(d)

VRH shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors’ rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (vi) issue a notice of bankruptcy or winding down of its operations or issue a press release regarding same, or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

(e)

a proceeding or case shall be commenced in respect of VRH, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of VRH or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against VRH or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to VRH and shall continue undismissed, or unstayed and in effect for a period of sixty (60) days.

6.

Remedies.  The remedies of Holder, or other holder, as provided herein and in any instruments granting security for this Note, shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of Holder, or other holder, and may be exercised as often as occasion therefor shall occur.  No act, delay or omission by Holder or other holder in exercising any right hereunder shall be deemed a waiver of such right or any other remedy unless such waiver is in writing and signed by Holder or other holder and, then, only to the extent specifically set forth in writing.  A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any future occasion.  The acceptance by Holder or other holder of any payment hereunder which is less than payment in full of all amounts due and payable hereunder on the date of such payment shall not constitute a waiver by Holder or other holder of its right to exercise the foregoing option at that time or at any subsequent time or nullify any prior exercise of said option.

If this Note is not paid when due, regardless of how such maturity may be brought about, or is collected or attempted to be collected by the initiation or prosecution of any suit, or any probate or bankruptcy court proceeding or by any other judicial proceeding, or is placed in the hands of an attorney for collection, then VRH shall pay in addition to all other amounts owing hereunder, all court costs and reasonable attorney’s fees incurred by the holder in connection therewith.

7.

Waiver and Consent.  VRH and all sureties, endorsers and guarantors of this Note hereby waive presentment for payment, notice of nonpayment, protest, notice of protest and all other notices, filing of suit and diligence in collecting the amounts due under this Note and agree that the holder shall not be required first to initiate any suit or exhaust its remedies against the undersigned or any other person or parties in order to enforce payment of this Note, and consent to any extension, rearrangement, renewal or postponement of the time for payment of this Note, and to any other indulgence with respect thereto without notice, consent or consideration to any of them.  VRH further expressly consents to the release of any party liable for the obligation secured by this Note, the release of any security which may have been or may be given for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the undersigned and any endorsers hereof, and without any notice the Holder or other holder hereof may take security herefor, or alone, or together with any present or future owner or owners of any security given or to be given for this Note, may from time to time extend, renew, or otherwise modify the date or dates or amount or amounts of payment above recited; or, the Holder or other holder hereof may, from time to time, release any part or parts of any property and interest covered by any instruments creating such security interest, with or without consideration, and that in any such case each maker, co-maker, endorser, surety and guarantor shall continue liable to pay the unpaid balance of the indebtedness evidenced hereby as so additionally secured, extended, renewed or modified, and notwithstanding any such release.

8.

Governing Law; Consent to Jurisdiction.  This Note shall be governed by and construed in accordance with the laws of the State of Michigan.  Any legal action, suit or proceeding arising out of or relating to this Agreement may be instituted in any federal or state court in the State of North Carolina and VRH and the Holder irrevocably submit to the jurisdiction of such court.

9.

Miscellaneous Provisions.  This Note shall be binding on the successors and assigns of VRH and inure to the benefit of the Holder, its successors, endorsees and assigns.  If any terms or provisions of this Note are deemed invalid, the validity of all other terms and provisions hereof shall in no way be affected thereby.  This Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

IN WITNESS WHEREOF, VRH has caused this Note to be signed in its name by its authorized officer as of the date written above.

VR HOLDINGS, INC.

By:

Its:

SCHEDULE I

NOTE CONVERSION FORM

To be signed only upon conversion of the Note.

The undersigned, the holder of the within Note, hereby irrevocably elects to convert [$________ of] such Note for, and to purchase thereby, __________ Units of _________ and exchanges the within Note in payment thereof and requests that such Units be issued and delivered to, ___________________________________________, the address for which is set forth below the signature of the undersigned.

Dated: ______________________

__________________________________________

(Signature)

__________________________________________

__________________________________________

__________________________________________

(Address)

__________________________________________

(Taxpayer ID Number)

Attachment 4(i)
ILS Resale Agreement

NON-EXCLUSIVE SOFTWARE RESELLER AGREEMENT

This Non-Exclusive Software Reseller Agreement (this "Agreement") is entered into as of the date of approval Into the Innovative Litigation Services Reseller Program (the "Effective Date"), by and between Innovative Litigation Services. LLC., a Texas corporation having a primary place of business at 2540 King Arthur Blvd. Suite 208, Lewisville, TX 75056 ("ILS ") and Litigation Dynamics, Inc. ("Reseller") having a primary place of business at 1572] Park Row, Suite 100, Houston, TX 77084.

Background

A.

Innovative Litigation Services has developed and desires to advertise, promote, market and distribute the company's services and products.

B.

Reseller desires to obtain the right to act as an independent Reseller of the Products, with the non-exclusive right to market, promote and resell the Products.

Agreement

Innovative Litigation Services and Reseller agree as follows:

APPOINTMENT AS A RESELLER. On the terms and subject to the conditions set forth herein, Innovative Litigation Services appoints Reseller as an independent, non-exclusive authorized Reseller of the Products in the geographic area identified in the country entered into the online application hereto ("Market"), and Reseller hereby accepts such appointment. Reseller may advertise, promote and resell the Products solely to third party End Users within the Market. For purposes of this Agreement, the teen "End User" means a person or entity that desires to use or acquire the Products for its own use, rather than for resale or distribution. Reseller may not authorize or appoint any dealers, sub-resellers, agents, representatives, subcontractors, or other third parties to advertise, promote, resell, or distribute the Products. All rights not specifically granted by Innovative Litigation Services hereunder are reserved by ILS. Without limiting the generality of the foregoing. Innovative Litigation Services reserves the right to advertise, promote, market and distribute the Products, and to appoint third parties to advertise, promote, market and distribute the Products, worldwide, including in the Market. Further, Innovative Litigation Services reserves the right, in its sole discretion, at any time and from time to time, to modify any or all of the Products and Services it offers, or to discontinue the service, support of publication, distribution, sale or licensing of any or all of the Products without liability of any kind.

2.

CONSIDERATION. ORDERS AND DELIVERY. Reseller's initial price ("Price")for Products shall be as set forth in a subsequent quarterly product and pricing tables made available to reseller from OA w.ilstech.eom:rcscilerz,) website. Reseller acknowledges that Innovative Litigation Services has the right, at any time between quarterly updates, to modify any or all of the product and service Prices. Innovative Litigation Services shall ship Products upon acceptance of Reseller's written order and Reseller's payment in full, except as otherwise mutually agreed in writing, for the Products. Reseller shall pay for the Products in U.S. dollars in immediately available funds using a Visa, MasterCard, or American Express Credit Card, or by wire transfer, or in such other manner as Innovative Litigation Services may approve. Orders shall be shipped F.O.B. ILS 's warehouse. Except as otherwise mutually agreed in writing, Reseller shall be responsible for all costs associated with its performance of this Agreement. All freight, insurance, duty and taxes applicable to Reseller's purchase and sale of Products shall be paid by Reseller. Reseller will indemnify and hold Innovative Litigation Services harmless from any obligation to pay any governmental entity any employer statutory taxes, withholding taxes, social security taxes or other taxes, levies or duties in connection with Reseller's performance under this Agreement, and from any and all damages, losses. liabilities and expenses (including reasonable attorneys' fees and costs of litigation) arising out of or resulting therefrom.

3. MARKETING AND PROMOTION OF PRODUCTS

3.1

Promotion. Reseller shall use its best efforts to market and promote Products to End Users in the Market, including by: (a) attendance by Reseller at trade shows at which Reseller promotes the Products, (b) listing the Products in Reseller's product lists and Reseller's other marketing materials, (c) advertising the Products in trade journals, magazines, and other appropriate publications, and (d) at ILS 's request, translating and distributing ILS 's press releases and other publicity and sales materials in the Market.

3.2

Marketing Practices. Reseller will at all times perform hereunder in an ethical and professional manner and in accordance with this Agreement and any guidelines issued by ILS. Reseller will: (a) conduct business in a manner that reflects favorably at all times on the Products and the good name, goodwill and reputation of ILS ; (b) avoid deceptive, misleading or unethical practices that are or might be detrimental to ILS , the Products or the public, including but not limited to disparagement of Innovative Litigation Services or the Products; (c) make no false or misleading representation with respect to Innovative Litigation Services or the Products; and (d) make no representations with respect to Innovative Litigation Services or the Products that are inconsistent with ILS 's end user license agreement for the Products, promotional materials and other literature distributed by ILS , including all liability limitations and disclaimers contained in such materials.

3.3

Promotional Materials. Reseller consents to the listing of its business name. address.phone number and web site addresses in such Innovative Litigation Services advertising and promotional materials as Innovative Litigation Services may determine in its sole discretion, including product literature and ILS 's web sites. During the term of this Agreement, Innovative Litigation Services may provide to Reseller promotional materials with respect to Products. Reseller may not use the promotional materials for any purpose other than advertising and promoting the Products to End Users in the Market. Notwithstanding anything to the contrary herein, Reseller may not distribute any Reseller- created promotional materials with respect to Innovative Litigation Services or the Products without ILS 's prior written approval of such materials.

3.4

Permits. Licenses and Compliance with Laws. Reseller will, at its sole cost and expense, obtain all permits and licenses necessary in connection with its performance of this Agreement, and will comply with all applicable laws, rules and regulations in the performance of this Agreement. Without limiting the generality of the foregoing, Reseller will comply with all applicable export laws. Without limiting the foregoing, Reseller agrees that it will not knowingly export or re-export any Work Product or Products to any Country unless prior written consent is given.

3.5

Privacy/Data Collection. Reseller will at all times during the term of this Agreement maintain appropriate technical and organizational measures to protect any End User data that it collects, accesses or processes in connection with this Agreement against unauthorized or unlawful use, disclosure, processing or alteration. Reseller will act only on ILS 's instructions in relation to the collection, use, disclosure and processing of any such End User data, but in all instances in accordance with all applicable laws, rules and regulations.

4.

RESALE OF PRODUCTS. Innovative Litigation Services shall provide copies of its end user license agreements to Reseller upon written request. Reseller shall promptly review such agreements and advise Innovative Litigation Services as to what revisions, irany, should be made to the end user license agreements for resale in the Market to ensure that the agreements comply with requirements of local law in the Market, and that Innovative Litigation Services has protection concerning proprietary rights, warranty disclaimers and limitations of liability under such local law that are as least as stringent as the protection provided by U.S. federal law and the laws of the State of Texas. Reseller may charge End Users for Products at prices determined in Reseller's sole discretion. Reseller may distribute Products solely by sale of Packages. For purposes of this Agreement, a "Package" means physical or electronic media containing a particular Product, related user documentation, and software provider's end user license agreement as it may be modified by Innovative Litigation Services for use in the Market. The relationship between the End User and Innovative Litigation Services shall be as specified in the applicable Innovative Litigation Services end user license agreement. Notwithstanding the foregoing, as between Innovative Litigation Services and Reseller, Reseller shall be solely responsible for providing customer support to End Users in the Market. Reseller will notify Innovative Litigation Services immediately in the event that it is unable to respond effectively to any End User request.

5.

RESALE OF SERVICES. Innovative Litigation Services provides services directly to end users. Reseller may participate in the sale of these services based on the price schedules listed on the reseller website. These services may not be branded as resellers own services and must be direct billed to end user customers. Implementation of customers' requests shall be documented and explained from Reseller directly with ILS Employees. ILS is not responsible for interaction with end user clients unless specifically authorized by ILS. Notwithstanding the foregoing, as between Innovative Litigation Services and Reseller, Reseller shall be solely responsible for providing customer support to End Users in the Market. Reseller will notify Innovative Litigation Services immediately in the event that it is unable to respond effectively to any End User request.

6.

OWNERSHIP. As between innovative Litigation Services and Reseller, all right. title and interest in and to the Products and associated Innovative Litigation Services promotional materials and documentation, including without limitation all copyrights, patent rights, trademark and service mark rights, trade secret rights and other intellectual property rights are and will remain the property of ILS or their rightful providers, and such items may only be used by Reseller as expressly permitted hereunder. Reseller shall not remove, alter or otherwise modify any copyright, trademark or other notices of proprietary interest contained in the Products, Innovative Litigation Services promotional materials and/or documentation.

7.

CONFIDENTIAL INFORMATION

7.1

"Confidential Information" Defined. "Confidential Information" includes: (a) the Products; (b) any personally identifiable data or information regarding any End User; (c) any and all information disclosed by Innovative Litigation Services to Reseller, in whatever format, that is either identified as or would reasonably be understood to be confidential and/or proprietary; (d) any notes, extracts, analyses or materials prepared by Reseller which are copies of or derivative works of Confidential Information or from which Confidential Information can be inferred or otherwise understood; and (e) the terms and conditions of this Agreement. "Confidential Information" does not include information received from Innovative Litigation Services that Reseller can clearly establish by written evidence: (x) is or becomes known to Reseller from a third party without an obligation to maintain its confidentiality; (y) is or becomes generally known to the public through no act or omission of Reseller; or (z) is independently developed by Reseller without the use of Confidential Information.

7.2

Reseller's Obligations. Reseller will make no use of Confidential Information for any purpose except as expressly authorized by this Agreement. Except as expressly provided in this Agreement, Reseller will not discloseConfidential Information to any third party and will protect and treat all Confidential Information with the same degree of care as it uses to protect its own confidential information of like importance, but in no event with less than reasonable care. Except as expressly provided in this Agreement, Reseller will not use, make or have made any copies of Confidential Information, in whole or in part, without the prior written authorization of 1LS. In the event that Reseller is required to disclose Confidential Information pursuant to law. Reseller will notify Innovative Litigation Services of the required disclosure with sufficient time for Innovative Litigation Services to seek relief, will cooperate with Innovative Litigation Services in taking appropriate protective measures, and will make such disclosure in a fashion that maximizes protection of the Confidential Information from further disclosure.

8.

DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES, IF ANY, MADE TO THE END USER IN THE APPLICABLE. INNOVATIVE LITIGATION SERVICES END USER AGREEMENTS, INNOVATIVE LITIGATION SERVICESMAKES NO OTHER WARRANTIES RELATING TO THE PRODUCTS, EXPRESS OR IMPLIED. INNOVATIVE LITIGATION SERVICESDISCLAIMS AND EXCLUDES ANY AND ALL IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE AND NON-INFRINGEMENT. NO PERSON IS AUTHORIZED TO MAKE ANY OTHER WARRANTY OR REPRESENTATION CONCERNING THE PRODUCTS OR THE MEDIA ON WHICH PRODUCTS ARE SUPPLIED. RESELLER WILL MAKE NO WARRANTY, EXPRESS OR IMPLIED, ON BEHALF OF ILS.

9.

LIMITATION OF LIABILITY. [LS 'S AGGREGATE LIABILITY TO RESELLER UNDER THIS AGREEMENT, WHETHER FOR BREACH OR IN TORT, IS LIMITED TO THE PRICE PAID BY RESELLER FOR THE COPY OF THE PRODUCT WHICH GIVES RISE TO THE CLAIM. IN NO EVENT WILL INNOVATIVE LITIGATION SERVICES BE LIABLE FOR ANY INDIRECT, PUNITIVE, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT (INCLUDING LOSS OF BUSINESS, REVENUE, PROFITS, USE, DATA OR OTHER ECONOMIC ADVANTAGE), HOWEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY, EVEN IF INNOVATIVE LITIGATION SERVICESHAS BEEN PREVIOUSLY ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND EVEN IF ANY EXCLUSIVE REMEDY PROVIDED FOR HEREIN FAILS OF ITS ESSENTIAL PURPOSE,

10.

INDEMNIFICATION BY RESELLER. Reseller will indemnify, defend and hold harmless Innovative Litigation Services from and against any and all claims, damages and expenses (including reasonable attorneys' fees and costs of litigation) by any third party resulting from any acts or omissions of Reseller relating to its activities in connection with this Agreement. Reseller's breach of this Agreement, or Reseller's misrepresentations relating to ILS, the Services, Products, or this Agreement, regardless of the form of action. Reseller will be solely responsible for any claims, warranties or representations made by Reseller or Reseller's representatives or agents which differ from the warranties provided by Innovative Litigation Services in the applicable end user license agreement.

INFRINGEMENT. Innovative Litigation Services agrees to defend or, at its option, settle any claim or action against Reseller to the extent arising from a third party claim that a permitted use of a Product by End Users infringes any U.S. patent or copyright, provided Innovative Litigation Services has control of such defense or settlement negotiations and Reseller gives Innovative Litigation Services prompt notice of any such claim and provides reasonable assistance in its defense. In the event of such a claim of infringement, ILS , at its option, may provide Reseller with substitute Products reasonably satisfactory to Reseller to replace those affected Products then in Reseller's inventory. Innovative Litigation Services will not be liable under this Section if the infringement arises out of Reseller's activities afterInnovative Litigation Services has notified Reseller that innovative Litigation Services believes in good faith that Reseller's activities will result in such infringement. The foregoing states the entire liability of Innovative Litigation Services with respect to infringement of intellectual property rights.

12.

INNOVATIVE LITIGATION SERVICESSUPPORT. Innovative Litigation Services shall offer Reseller technical training for the Products from time to lime upon reasonable request from Reseller at ILS 's then-current charges for such training. All training will he at ILS 's offices unless ILS , in its sole discretion, agrees to offer training at another location.

13.

INNOVATIVE LITIGATION SERVICESTRADEMARKS. "Innovative Litigation Services Trademarks" means all names, marks, logos, designs. trade dress and other brand designations used by Innovative Litigation Services in connection with its products and services. In performing its obligations hereunder. Reseller may refer to the Products by the associated Innovative Litigation Services Trademarks, provided that such reference is not misleading and complies with any guidelines issued by 1LS. Reseller is granted no right. title or license to, or interest in. any Innovative Litigation Services Trademarks. Reseller acknowledges and agrees that any use of the Innovative Litigation Services Trademarks by Reseller will inure to the sole benefit of !LS . If Reseller acquires any rights in any Innovative Litigation Services Trademarks by operation of law or otherwise, it will immediately, at no cost or expense to ILS. assign such rights to Innovative Litigation Services along with all associated goodwill.

14.

RELATIONSHIP OF PARTIES. This Agreement does not constitute either party the agent of the other, or create a partnership, joint venture or similar relationship between the parties, and neither party will have the power to obligate the other in any manner whatsoever. Reseller acknowledges and agrees that its relationship with Innovative Litigation Services is that of an independent contractor, and Reseller will not act in a manner that expresses or implies a relationship other that that of an independent contractor. Innovative Litigation Services and Resel ler acknowledge and agree that: (a) Reseller is permitted to promote and sell products and services of companies other than ILS; (b) Reseller is not required to promote Innovative Litigation Services products or services exclusively; and (c) Reseller's decision to devote all or some of its business efforts to the products or services of any particular company is solely in the discretion of Reseller.

15.

Commissions: Agent shall be paid a 25% commission on all services and a 20% commission on all software sales that are made by Agent during the term of this agreement.

16.

TERM AND TERMINATION

14.1 Term. This Agreement shall be effective for a term of one year from the Effective Date. It shall be automatically extended for further one-year terms unless either party gives written notice to the other at least 60 days before the expiration of the initial or any renewal term of the party's intent not to renew.

14.2 Termination. Notwithstanding anything in this Agreement that may be interpreted to the contrary, Innovative Litigation Services may terminate this Agreement without cause and without liability upon 30 days' prior written notice to Reseller. Either party may terminate this Agreement for any material breach of the Agreement that is not cured to the non-breaching party's satisfaction within 10 days of written notice that specifies the breach.

14.3

Effect of Termination. Upon termination of this Agreement, Reseller will cease all advertising, marketing and resale of the Products. Termination of this Agreement will not effect either party's rights or obligations with respect to Products distributed by Reseller prior to the effective date of the termination.

14.4 No Liability for Termination. Neither party will be liable for any damages arising out of the termination of this Agreement in accordance with this Section 14. Reseller acknowledges and agrees that Innovative Litigation Services is not responsible for Reseller's dependence on revenues hereunder. and Reseller agrees to release, hold harmless and indemnify Innovative Litigation Services from any and all claims and liabilities relating to Reseller's revenues, financial forecasts or economic value that may result from any termination by innovative Litigation Services of this Agreement as permitted hereunder.

14.5

Survival. Expiration or termination of this Agreement will not relieve either party from its obligations arising hereunder prior to such expiration or termination. Rights and obligations which by their nature should survive will remain in effect after termination or expiration of this Agreement.

15.

ASSIGNMENT. Neither this Agreement nor any rights or obligations of Reseller hereunder shall be assignable or transferable by Reseller. in whole or in part, by operation of law or otherwise, without the prior written consent of ILS. Any attempted assignment, subcontract or other transfer of this Agreement or any of Reseller's rights or obligations hereunder will be void ab initio and will be considered a material breach of this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

16.

NOTICES. Any notices or other communications required or permitted hereunder shall be in writing and personally delivered at the principal business addresses designated at the beginning of this Agreement, or mailed by registered or certified mail, return receipt requested, postage prepaid, at the address set forth above, or to such other address or addresses as may be hereafter furnished by one party to the other party in compliance with the terms hereof. Notwithstanding the foregoing, Innovative Litigation Services may give notice of changes in Prices, Service offerings, Product descriptions, order procedures, delivery procedures and other routine events and procedures by way of printed materials or newsletter.

17.

FORCE MAJEURE. Innovative Litigation Services shall not be liable for failure or delay in performance of any of its obligations hereunder if such delay or failure to perform is caused by circumstances beyond its control. Reseller shall be required to accept any delayed shipment. lack of service, or delivery made within a reasonable time.

18.

GOVERNING LAWS; ATTORNEYS' FEES. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, U.S.A. The parties agree that any legal action or proceeding with respect to this Agreement may be initiated only in the federal or state courts located in the State of Texas, County of Harris. By execution and delivery of this Agreement, the parties submit to and accept with regard to any such action or preceding the exclusive jurisdiction of such courts. If any legal action or proceeding is initiated, the prevailing party shall be entitled to all attorney fees, court costs, and expenses in addition to any other relief to which such prevailing party may be entitled.

19.

EQUITABLE RELIEF. Reseller acknowledges that any breach or threatened breach of this Agreement involving an unauthorized use of Confidential Information or Innovative Litigation Services intellectual property will result in irreparable harm to Innovative Litigation Services for which damages would not be an adequate remedy, and therefore, in addition to its rights and remedies otherwise available at law, Innovative Litigation Services will be entitled to seek injunctive or other equitable relief, as appropriate, and Reseller hereby waives the right to require Innovative Litigation Services to post a bond. If Innovative Litigation Services seeks injunctive or other equitable relief in the event of a breach or threatened breach of this Agreement by Reseller involving an unauthorized use of Confidential Information or Innovative Litigation Services intellectual property, Reseller agrees that it will not allege in any such proceeding that ILS 's remedy at law is adequate. If Innovative Litigation Services seeks any equitable remedies, it will not be precluded or prevented from seeking remedies at law, nor will Innovative Litigation Services be deemed to have made an election of remedies.

20.

ENTIRE AGREEMENT; WAIVER. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes and terminates all other prior commitments, arrangements or understandings, both oral and written, between the parties with respect thereto. This Agreement may not be modified or amended except by an instrument in writing executed by each of the parties. None of the provisions of this Agreement shall be deemed to have been waived by any act or acquiescence on the part of either party, their agents or employees, but may be waived only by an instrument in writing signed by an officer of the waiving party. No waiver of any provision of this Agreement on one occasion shall constitute a waiver of any other provision or of the same provision on another occasion.

AGENT: Litigation Dynamics, Inc.

ILS Technologies, LLC

By:

Title:

Date:

By:

Title:

Date:

Attachment 7(i)
Resignation of J. Michael Moore

RESIGNATION

The undersigned, J. MICHAEL MOORE, do hereby immediately resign as a director of VR HOLDINGS, INC., a Delaware corporation.

IN WITNESS WHEREOF, the undersigned has executed this resignation as of September 24, 2012.

J. MICHAEL MOORE

Attachment 7(ii)
Resignation of Zane Russell

RESIGNATION

The undersigned, ZANE RUSSELL, do hereby immediately resign as a director of VR HOLDINGS, INC., a Delaware corporation.

IN WITNESS WHEREOF, the undersigned has executed this resignation as of September 24, 2012.

ZANE RUSSELL

Attachment 8
Resignation of John E. Baker

RESIGNATION

The undersigned, JOHN E. BAKER, do hereby immediately resign as a director of LITIGATION DYNAMICS, INC., a Texas corporation.

IN WITNESS WHEREOF, the undersigned has executed this resignation as of September 24, 2012.

JOHN E. BAKER

Schedule 2(b)(i)

Restated Certificate of Incorporation of LDI

> >

Schedule 2(b)(ii)

Amended and Restated Bylaws of LDI

BYLAWS OF

LITIGATION DYNAMICS, INC.

ARTICLE I

Offices

1.1

The registered office of LITIGATION DYNAMICS, INC. (the “Company”) shall be at 925 South Mason, Suite 375, Katy, Texas 77450.  The name of the registered agent at such address is Zane Russell.

1.2

The Company also may have offices at such other places, both within and without the State of Texas, as the Board of Directors may from time to time decide are necessary or proper to the business of the Company.

ARTICLE II

Shareholders

2.1

All meetings of the shareholders for any purpose shall be held at such time and place, within or without the State of Texas, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2.2

Annual meetings of the shareholders, commencing with the year 2012, shall be held at a time and on a day during the month of December to be selected by the Board of Directors.  At the meeting, the shareholders shall elect a Board of Directors and transact such other business as properly may be brought before the meeting.

2.3

Special meetings of the shareholders may be called for any purpose by the President, or at the request in writing of 50 percent of the Board of Directors, or at the request in writing of holders of not less than 10 percent of all the shares entitled to vote at the meeting.  A request directed to either the President or the Secretary shall state the purposes of the proposed meeting and business transacted at any special meeting of the shareholders shall be confined to the purposes stated in the notice of the meeting.

2.4

At least 10 days before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, with the address of each and the number of voting shares held by each, shall be prepared by the officer or agent having charge of the stock transfer books.  For a period of 10 days prior to the meeting, the list shall be kept on file at the registered office of the Company and shall be subject to inspection by any shareholder at any time during usual business hours.  The list also shall be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder during the whole time of the meeting.

2.5

Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purposes for which the meeting is called, shall be delivered not less than 10 nor more than 50 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the shareholder at his address as it appears on the stock transfer books of the Company.

2.6

The holders of 51 percent of the shares issued and outstanding and entitled to vote at such meeting, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by statute or the Articles of Incorporation or these Bylaws.  If a quorum is not present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.  At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

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2.7

When a quorum is present at any meeting, the vote of the holders of 51 percent of the shares having voting power, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which a different vote is required by law, by the Articles of Incorporation or these Bylaws.  The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shares to leave less than a quorum.

2.8

Each outstanding share having voting power shall be entitled to one vote on each matter submitted to a vote at a meeting of the shareholders.  A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney in fact, but no proxy shall be valid after 11 months from the date of its execution, unless otherwise expressly provided in the proxy.  Each proxy shall be revocable unless expressly provided therein to be irrevocable, and in no event shall it remain irrevocable for a period of more than 11 months.  Each proxy shall be filed with the Secretary of the Company prior to or at the time of the meeting.  Any vote must be taken by written ballot upon the oral request of any shareholder.

2.9

Any action required by statute to be taken at a meeting of the shareholders, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof and such consent shall have the same force and effect as a unanimous vote of the shareholders.  Any such signed consent, or a signed copy thereof shall be placed in the minute book of the Company.

ARTICLE III

Directors

3.1

The business and affairs of the Company shall be managed by its Board of Directors, which may exercise all powers of the Company and do all lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders.

3.2

The number of directors which shall constitute the entire Board shall be determined by the Board of Directors from time to time but at no time shall be less than one.

3.3

Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of the remaining directors, although less than a quorum of the Board of Directors.  A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

3.4

Any director may be removed with or without cause at any special or annual meeting of shareholders, by the affirmative vote of a majority of the number of shares of the shareholders present in person or by proxy at such meeting and entitled to vote for the election of such director, if notice of intention to act upon such matter shall have been given in the notice calling such meeting.

3.5

Regular or special meetings of the Board of Directors may be held either within or without the State of Texas.

3.6

The Chairman of the Board, if one be elected by the Board, shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may from time to time be prescribed by the Board of Directors, upon written direction given to him pursuant to resolution duly adopted by the Board of Directors.

3.7

The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the shareholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present.  If the shareholders fail to fix the time and place of such first meeting, it shall be held without notice immediately following the annual meeting of the shareholders, and at such time and place, unless by unanimous consent of the director then elected and serving, such time or place shall be changed.

3.8

Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board.

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3.9

Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or the President and shall be called by the Secretary on the written request of one director.  Notice of any special meeting of the Board of Directors shall be given to each director at least five days before the date of the meeting.

3.10

Subject to the provisions required or permitted by the Texas Business Corporation Act for notice of meetings, unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Paragraph III.10 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

3.11

Attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.  Except as may be otherwise provided by law, by the Articles of Incorporation, or by these Bylaws, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

3.12

At all meetings of the Board of Directors, 51 percent of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors.  If a quorum shall not be present at any meeting of the directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

3.13

The Board of Directors, by resolution passed by 51 percent of the entire Board, may from time to time designate members of the Board to constitute committees, including an executive committee, which shall in each case consist of such number of directors, not less than one, and shall have and may exercise such powers as the Board may determine and specify in the respective resolutions appointing them.  A majority of all of the members of any such committee may determine its action and fix the time and place of any meeting, unless the Board of Directors shall otherwise direct.  The Board of Directors shall have power at any time to change the number and the members of any such committee, to fill vacancies and to discharge any such committee.

3.14

Any action required or permitted to be taken at a meeting of the Board of Directors or at any executive committee may be taken without a meeting if a consent in writing setting forth the actions so taken is signed by all the members of the Board of Directors or such committee, as the case may be.

3.15

By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attending each meeting of the Board and may be paid a fixed sum for attending each meeting of the Board or the stated salary for a director.  No such payment shall preclude any director from serving the Company in any other capacity and receiving compensation therefor.  Members of the executive committee or of special or standing committees may, by resolution of the Board of Directors, be allowed like compensation for attending committee meetings.

3.16

The Board of Directors shall keep regular minutes of its proceedings and such minutes shall be placed in the minute book of the Company.

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ARTICLE IV

Notices

4.1

Any notice to directors or shareholders shall be in writing and shall be delivered personally or mailed to the directors or shareholders at their respective addresses appearing on the books of the Company.  Notice by mail shall be deemed to be given at the time when the same shall be deposited in the United States mail, postage prepaid.

4.2

Any notice required to be given may be subject to a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, and such waiver shall be deemed equivalent to the giving of such notice in a timely manner.  Any such signed waiver of notice, or a signed copy thereof, shall be placed in the minute book of the Company.  Attendance of such persons at any meeting shall constitute a waiver of notice of such meeting, except where the persons attend for the express purpose of objecting that the meeting is not lawfully convened.

ARTICLE V

Officers

5.1

The Board of Directors shall elect a President and a Secretary and such other officers and assistant officers as it may deem desirable to have to conduct the affairs of the Company.

5.2

The Company also may have, at the discretion of the Board of Directors, a Chairman of the Board, and such other officers or assistant officers as may be appointed in accordance with the preceding paragraph.

5.3

The salaries of all officers and employees of the Company shall be fixed by the Board of Directors.  The Board of Directors shall have the power to enter into contracts for the employment and compensation of officers and employees on such terms as the Board deems advisable.

5.4

The officers of the Company shall hold office until their successors are elected or appointed and qualified, or until their death, resignation, or removal from office.  Any officer elected or appointed by the Board of Directors may be removed at any time by the Board, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed.  Election or appointment of an officer or employee shall not of itself create contractual rights.  Any vacancy occurring in any office of the Company, by death, resignation, removal, or otherwise, may be filled by the Board of Directors.

5.5

Any officer may be removed, whether with or without cause, by the Board of Directors, at any regular or special meeting, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

5.6

If the office of the Chairman of the Board, President, Vice-President, Secretary, Treasurer, Assistant Secretary, or Assistant Treasurer becomes vacant by reason of death, resignation or removal, the Board of Directors shall elect a successor who shall hold office for the unexpired term, and until his successor is elected.

5.7

The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Company, and such authority may be general or confined to specific instances.  Unless so authorized, no officer, agent, or employee shall have any power or authority to bind the Company by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

5.8

The President shall be the chief executive officer of the Company, shall have general and active management of the business of the Company and shall see that all orders and resolutions of the Board of Directors are carried into effect.  He shall preside at all meetings of the shareholders and, in the absence of a Chairman of the Board, at all meetings of the Board of Directors.

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5.9

The Vice-Presidents, in the order of their seniority, unless otherwise determined by the Board of Directors, in the absence or disability of the President, shall perform the duties and have the authority and exercise the powers of the President.  They shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the President may from time to time delegate.

5.10

The Secretary shall attend all meetings of the Board of Directors and of the shareholders and record all business transacted at such meetings in a minute book to be kept for that purpose and he shall perform like duties for the standing committees when required.  He shall give, or cause to be given, notice of all meetings of the shareholders and regular and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, or President, under whose supervision he shall be.  He shall keep and take custody of the seal of the Company and, when authorized by the Board of Directors, shall affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of an Assistant Secretary or of the Treasurer.

5.11

The Assistant Secretaries shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary.  They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the President from time to time may delegate.

5.12

The Treasurer shall have the custody of the Company funds and securities and shall keep full and accurate accounts and records of receipts, disbursements and other transactions in books belonging to the Company and shall deposit all funds and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board of Directors.

5.13

The Treasurer shall disburse funds of the Company as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Company.

5.14

The Treasurer shall perform such other duties and have such other authority as the Board of Directors may from time to time prescribe, or as the President may from time to time delegate.

5.15

The Assistant Treasurers in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and have the authority and exercise the powers of the Treasurer.  They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or the President may from time to time delegate.

ARTICLE VI

Certificates and Shareholders

6.1

Certificates for shares of the stock of the Company shall be in such form as shall be required by law and as shall be approved by the Board of Directors.  Every certificate for shares issued by the Company must be signed by the President, or a Vice-President and the Secretary, or an Assistant Secretary.  Such certificate shall bear a legend in the form and containing the restrictions required to be thereon by the Texas Business Company Act.

6.2

Certificates shall be delivered representing all shares to which shareholders are entitled.  Each certificate shall be consecutively numbered and shall be entered into the books of the Company as they are issued.  Each certificate shall state on the face thereof the holder’s name, the number and class of shares, the par value of such shares, and such other matters as may be required by law, the Articles of Incorporation or these Bylaws.

6.3

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate previously issued by the Company alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the loss or destruction.  In so doing the Board of Directors may in its discretion and as a condition precedent to the issuance of any such certificate (a) require the owner of the lost or destroyed

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certificate, or his legal representative, to advertise the same in such manner as it shall require and/or (b) to give the Company a bond (with a surety or sureties satisfactory to the Company in such sum as it may direct, as indemnity against any claim, or expense resulting from any claim, that may be made against the Company with respect to the certificate alleged to have been lost or destroyed.

6.4

Shares of stock shall be transferable only on the books of the Company by the holder thereof in person or by his duly authorized attorney.  Upon surrender to the Company or its transfer agent of a certificate representing shares properly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Company or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

6.5

The Company shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law, or any stock purchase and redemption agreement to which the stock may be subject.

6.6

Any action which would may otherwise be taken at a meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

ARTICLE VII

Other Provisions

7.1

Dividends may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property, or in shares of the Company, subject to the provisions of the Articles of Incorporation and to the Texas Business Company Act.  The declaration and payment of dividends shall be at the discretion of the Board of Directors.

7.2

Before payment of any dividend, the Board of Directors may create and set aside funds and reserves such as the directors, from time to time and in their absolute discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Company, or for any other purpose they think beneficial to the Company.  The directors may modify or abolish any such reserve or fund in the manner in which it was created.

7.3

The Company shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the share held by each.

7.4

All checks or demands for money and notes of the Company shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

7.5

The fiscal year of the Company shall be fixed by resolution of the Board of Directors.

7.6

The Board of Directors shall present at each annual meeting of shareholders a full and clear statement of the business and condition of the Company, including a reasonably detailed balance sheet, income statement, and surplus statement.

7.7

The Company’s seal shall be in such form as may be prescribed by the Board of Directors.  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

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7.8

The Company shall indemnify any person who serves as a director, officer, agent, or employee of the Company against expenses actually and necessarily incurred by such person, and any amount paid in satisfaction of judgment in connection with any action, suit or proceedings in which he is made a party by reason of being or having been such a director, officer, agent or employee, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for gross negligence or willful misconduct in the performance of his duties.

7.9

The Company also may reimburse to any such person described in the preceding paragraph the reasonable costs of settlement of any such proceeding, if it is found by a majority of the directors not involved in the proceeding that it was in the interest of the Company to make such settlement and that such person was not guilty of gross negligence or willful misconduct.  These rights of indemnification and reimbursement shall not be exclusive of any other right to which such person may be entitled by law, bylaw, agreement, shareholder’s vote or otherwise.

7.10

Any director, officer or agent may resign by giving written or oral notice to the Board of Directors, or to the President or the Secretary.  Any such resignation shall take effect at the time specified therein, or immediately if no time is specified therein.  Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

ARTICLE VIII

Amendment and Construction

8.1

These Bylaws may be altered, amended, or repealed, or new Bylaws may be adopted by the shareholders at any regular or special meeting.  In addition, the shareholders have delegated to the Board of Directors the power to alter, amend, or repeal the Bylaws, or to adopt new Bylaws.  The Board of Directors accepts such delegation of authority and shall act accordingly at any regular or special meeting upon notice given at least 10 days prior to any meeting stating that purpose.

8.2

If any portion of these Bylaws shall be invalid or inoperative, then, so far as is reasonable, the remainder of these Bylaws shall be considered valid and operative and effect shall be given to the intent manifested by the portion held invalid or inoperative.